Venture Vision® Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 29, 2013

This Prospectus describes interests in VENTURE VISION® deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vision® Variable Annuity Contract for the name of your issuing Company. Effective April 4, 2009, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B1,2	Fundamental Large Cap Value Trust[1]	Real Return Bond Trust[1]
Active Bond Trust[1]	Fundamental Value Trust	Science & Technology Trust
All Cap Core Trust[1]	Global Bond Trust	Short Term Government Income Trust
All Cap Value Trust[1]	Global Diversification Trust	Small Cap Growth Trust
American Asset Allocation Trust	Global Trust[1]	Small Cap Index Trust[1]
American Global Growth Trust[3]	Health Sciences Trust	Small Cap Opportunities Trust
American Growth Trust	High Yield Trust[5]	Small Cap Value Trust
American Growth-Income Trust[4]	International Core Trust	Small Company Value Trust
American International Trust	International Equity Index Trust B1,6	Smaller Company Growth Trust
American New World Trust	International Growth Stock Trust[7]	Strategic Income Opportunities Trust[1]
Blue Chip Growth Trust	International Small Company Trust	Total Bond Market Trust B9
Bond Trust[2]	International Value Trust	Total Return Trust
Capital Appreciation Trust	Investment Quality Bond Trust	Total Stock Market Index Trust[1]
Capital Appreciation Value Trust	Lifestyle Aggressive Trust	Ultra Short Term Bond Trust[1]
Core Allocation Plus Trust	Lifestyle Balanced Trust	U.S. Equity Trust[1]
Core Bond Trust[1]	Lifestyle Conservative Trust	Utilities Trust[1]
Core Fundamental Holdings Trust	Lifestyle Growth Trust	Value Trust
Core Global Diversification Trust	Lifestyle Moderate Trust
Core Strategy Trust	Mid Cap Index Trust[1]	BLACKROCK VARIABLE
Disciplined Diversification Trust	Mid Cap Stock Trust	SERIES FUNDS, INC.
Equity-Income Trust	Mid Value Trust[1]	BlackRock Basic Value V. I. Fund[10]
Financial Services Trust	Money Market Trust[8]	BlackRock Global Allocation V. I. Fund[10]
Franklin Templeton Founding Allocation Trust	Natural Resources Trust	BlackRock Value Opportunities V. I. Fund[10]
Fundamental All Cap Core Trust[1]	Real Estate Securities Trust
Fundamental Holdings Trust		PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio[1]

[1]	Not available with Venture Vision® Contracts issued on or after February 12, 2007 and later.
[2]	Successor to 500 Index Trust.
[3]	Successor to American Global Small Capitalization Trust.
[4]	Successor to American Blue Chip Income & Growth Trust.
[5]	Successor to American High-Income Bond Trust.
[6]	Successor to International Equity Index Trust A.
[7]	Successor to International Opportunities Trust.
[8]	Subject to restrictions (see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”).
[9]	Successor to Total Bond Market Trust A.
[10]	Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

0413:60342	Venture Vision® Variable Annuity

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center	Mailing Address	Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444	27 DryDock Avenue, Suite 3	P.O. Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5444	Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

This Prospectus describes features of:

•

Contracts that were purchased on or after February 12, 2007 and issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in jurisdictions outside New York, or issued by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. You may make Additional Purchase Payments under these Contracts, up to permitted limits.

•

Contracts that were purchased before August, 2004 and issued by John Hancock USA in jurisdictions outside New York. You may make Additional Purchase Payments under these Contracts, up to permitted limits.

•	Contracts that were purchased before March, 2003 and issued by John Hancock New York in New York. You may not make Additional Purchase Payments under these Contracts.

•

Contracts that were issued by John Hancock USA in jurisdictions outside New York from April 1993 to March 1998, and later in the state of Washington. You may make Additional Purchase Payments under these Contracts, up to permitted limits. The principal difference between the current version of the Contract and the older version, which we may refer to as “VV Contracts,” relates to the death benefit provisions.

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Effective April 4, 2009, Venture Vision® Contracts are no longer available for sale.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.

The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances and you may be unable to make an Additional Purchase Payment.

Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract – Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-Out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a Guaranteed Minimum Withdrawal Benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge for certain John Hancock USA Contracts issued prior to November 1, 1996. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013. If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option (please refer to “V. Description of the Contract – Transfers You May Make Among Investment Options”).

Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract –Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge for certain John Hancock USA Contracts issued prior to November 1, 1996 and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix C: Optional Enhanced Death Benefits

•	Guaranteed Earnings Multiplier Death Benefit;

•	Triple Protection Death Benefit; and

•	Annual Step-Up Death Benefit.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

•	Income Plus For Life® 12.08;

•	Income Plus For Life – Joint Life® 12.08;

•	Income Plus For Life® (Quarterly Step-Up Review);

•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);

•	Income Plus For Life® (Annual Step-Up Review);

•	Income Plus For Life – Joint Life® (Annual Step-Up Review);

•	Principal Plus;

•	Principal Plus for Life;

•	Principal Plus for Life Plus Automatic Annual Step-Up;

•	Principal Plus for Life Plus Spousal Protection; and

•	Principal Returns.

We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life 12.08®.

If you elected to purchase any of these guaranteed minimum withdrawal benefit (“GMWB”) Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59  1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor.

We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture Vision® Contract. The tables also describe the fees and expenses for older versions of the Contract, as well as information about optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock New York

All Contract issue dates
Withdrawal Charge (as percentage of Purchase Payments)[2]	0%
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

John Hancock USA

	Contracts Issued on and after November 1, 1996	Contracts Issued prior to November 1, 1996
Withdrawal Charge (as percentage of Purchase Payments)[2]
First Year	0%	3%
Second Year	0%	3%
Third Year	0%	3%
Thereafter	0%	0%
Transfer Fee[3]
Maximum Fee	$25	$25
Current Fee	$0	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”).
[2]

The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

John Hancock USA

	Contracts Issued on and after February 12, 2007	Contracts issued before February 12, 2007
Annual Contract Fee	None	None

Annual Separate Account Expenses[1]
Administration Fee	0.15%	0.15%
Distribution Fee	0.25%	0.25%
Mortality and Expense Risks Fee – asset based[2]	1.30%	1.25%

Total Annual Separate Account Expenses (With No Optional Benefit Riders Reflected)	1.70%	1.65%
Optional Benefit Rider Fees Deducted from Separate Account:
Annual Step-Up Death Benefit Fee	0.20%	not offered

Total Annual Separate Account Expenses[3]	1.90%	1.65%

John Hancock New York

	Contracts Issued on and after February 12, 2007	Contracts issued before February 12, 2007
Annual Contract Fee	None	None

Annual Separate Account Expenses[1] (as a percentage of Contract Value in the Variable Investment Options)
Administration Fee	0.15%	0.15%
Distribution Fee	0.25%	0.25%
Mortality and Expense Risks Fee – asset based[2]	1.30%	1.25%

Total Annual Separate Account Expenses (With No Optional Benefit Riders Reflected)	1.70%	1.65%
Optional Benefit Rider Fees Deducted from Separate Account:
Annual Step-Up Death Benefit Fee	0.20%	not offered

Total Annual Separate Account Expenses[3]	1.90%	1.65%

[1]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[3]	Amount shown includes the administration fee, distribution fee and mortality and expense risks fee, as well as the optional Annual Step-Up Death Benefit fee.

Optional Benefit Rider Fees Deducted from Contract Value

Triple Protection Death Benefit[1] (as a percentage of Triple Protection Death Benefit)								0.50%

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)

	Income Plus For Life® (Annual Step-Up Review)[2]	Income Plus For Life – Joint Life® (Annual Step-Up Review) (not available in New York)[2]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[2]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[2]	Income Plus For Life – Joint Life® (Quarterly Step- Up Review) (issued outside New York)[2]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in New York) [2]	Income Plus For Life® 12.08 (issued outside New York)[2]	Income Plus For Life® 12.08 (issued in New York)[2]

Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%

Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%	0.80%

	Income Plus For Life – Joint Life® 12.08 (issued outside New York)[2]	Income Plus For Life – Joint Life® 12.08 (issued in New York)[2]	Principal Plus for Life Plus Automatic Annual Step-Up3	Principal Plus for Life Plus Spousal Protection[4]	Principal Plus for Life[5]		Principal Plus[6]	Principal Returns[7]

Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%		0.75%	0.95%

Current Fee	0.85%	0.80%	0.70%	0.65%	0.40%		0.30%	0.50%

[1]	This optional benefit was not available for Contracts issued prior to December 8, 2003 and could not be purchased if you elected to purchase Principal Plus.
[2]

The current charge for each of the Income Plus For Life® Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

[3]

The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

[4]

The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[5]

The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[6]

The current charge is .30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. This is an annual charge applied as a percentage of the Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.

[7]

The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2012)	Minimum[1]	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002	0.50%	1.62%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002	0.30%	1.62%

[1]

For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

Examples

We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The examples assume that you invest $10,000 in a Contract issued during the period shown. The first two examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios and the maximum fee for any optional Rider available at the time of issue. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1. Maximum Portfolio operating expenses:

John Hancock USA Contract issued on or after January 17, 2008 with Annual Step-Up Death Benefit and Income Plus For Life Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$483	$1,474	$2,498	$5,183
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$483	$1,474	$2,498	$5,183

John Hancock New York Contract issued on or after January 17, 2008 with Annual Step-Up Death Benefit and Income Plus For Life Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$483	$1,474	$2,498	$5,183
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$483	$1,474	$2,498	$5,183

Example 2. Maximum Portfolio operating expenses:

John Hancock USA Contract issued on or after February 12, 2007 with Annual Step-Up Death Benefit and Principal Plus for Life Plus Automatic Annual Step-Up Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$480	$1,460	$2,464	$5,066
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$480	$1,460	$2,464	$5,066

John Hancock New York Contract issued on or after March 5, 2007 with Annual Step-Up Death Benefit and Principal Plus for Life Plus Automatic Annual Step-Up Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$480	$1,460	$2,464	$5,066
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$480	$1,460	$2,464	$5,066

Example 3. Maximum Portfolio operating expenses:

John Hancock USA Contract issued between January 2002 and February 11, 2007 with Principal Plus Rider

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$408	$1,245	$2,106	$4,367
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$408	$1,245	$2,106	$4,367

John Hancock USA Contract issued from November 1996 through January 2002

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$330	$1,005	$1,703	$3,548
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$330	$1,005	$1,703	$3,548

John Hancock USA Contract issued prior to November 1996

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$605	$1,290	$1,703	$3,548
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$330	$1,005	$1,703	$3,548

John Hancock New York Contract issued between January 2002 and March 4, 2007

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$408	$1,245	$2,106	$4,367
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$408	$1,245	$2,106	$4,367

John Hancock New York Contract issued prior to January 2002

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$330	$1,005	$1,703	$3,548
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$330	$1,005	$1,703	$3,548

The next example assumes that you invest $10,000 in a Contract issued during the period shown. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts, the minimum fees and expenses of any of the Portfolios, and if you selected no optional Riders that may have been available. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 4. Minimum Portfolio operating expenses – Contract with no optional Riders:

John Hancock USA Contract issued on or after February 12, 2007

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$223	$687	$1,177	$2,523
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$223	$687	$1,177	$2,523

John Hancock USA Contract issued between January 2002 and February 11, 2007

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$218	$672	$1,152	$2,472
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$218	$672	$1,152	$2,472

John Hancock USA Contract issued from November 1996 through January 2002

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$198	$611	$1,050	$2,266
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$198	$611	$1,050	$2,266

John Hancock USA Contract issued prior to November 1996

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$477	$909	$1,050	$2,266
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$198	$611	$1,050	$2,266

John Hancock New York Contract issued on or after March 5, 2007

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$223	$687	$1,177	$2,523
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$223	$687	$1,177	$2,523

John Hancock New York Contract issued between January 2002 and March 4, 2007

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$218	$672	$1,152	$2,472
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$218	$672	$1,152	$2,472

John Hancock New York Contract issued prior to January 2002

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$198	$611	$1,050	$2,266
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$198	$611	$1,050	$2,266

Portfolio Expenses

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2012, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table. You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002).

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses

500 Index B

Series I2	0.47%	0.05%	0.02%	—	0.54%	-0.24%[3]	0.30%

Series II2	0.47%	0.25%	0.02%	—	0.74%	-0.24%[3]	0.50%

Active Bond

Series I	0.60%	0.05%	0.04%	0.02%	0.71%	0.00%	0.71%

Series II	0.60%	0.25%	0.04%	0.02%	0.91%	0.00%	0.91%

All Cap Core

Series I	0.78%	0.05%	0.04%	0.01%	0.88%	0.00%	0.88%

Series II	0.78%	0.25%	0.04%	0.01%	1.08%	0.00%	1.08%

All Cap Value

Series I	0.77%	0.05%	0.04%	—	0.86%	0.00%	0.86%

Series II	0.77%	0.25%	0.04%	—	1.06%	0.00%	1.06%

American Asset Allocation[4]

Series II	0.29%	0.75%	0.04%	—	1.08%	0.00%	1.08%

American Global Growth[4]

Series II	0.53%	0.75%	0.08%	—	1.36%	0.00%	1.36%

American Growth[4]

Series II	0.33%	0.75%	0.04%	—	1.12%	0.00%	1.12%

American Growth-Income[4]

Series II	0.27%	0.75%	0.04%	—	1.06%	0.00%	1.06%

American International[4]

Series II	0.50%	0.75%	0.07%	—	1.32%	0.00%	1.32%

American New World[4]

Series II	0.74%	0.75%	0.13%	—	1.62%	0.00%	1.62%

Blue Chip Growth

Series I	0.78%	0.05%	0.03%	—	0.86%	0.00%	0.86%

Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%

Bond

Series II	0.57%	0.25%	0.03%	—	0.85%	0.00%	0.85%

Capital Appreciation

Series I	0.70%	0.05%	0.04%	—	0.79%	0.00%	0.79%

Series II	0.70%	0.25%	0.04%	—	0.99%	0.00%	0.99%

Capital Appreciation Value

Series II	0.82%	0.25%	0.05%	0.04%	1.16%	0.00%	1.16%

Core Allocation Plus

Series II	0.91%	0.25%	0.09%	—	1.25%	0.00%	1.25%

Core Bond

Series II	0.59%	0.25%	0.03%	0.01%	0.88%	0.00%	0.88%

Core Fundamental Holdings

Series II	0.05%	0.55%	0.04%	0.42%	1.06%	0.00%	1.06%

Core Global Diversification

Series II	0.05%	0.55%	0.04%	0.47%	1.11%	0.00%	1.11%

Core Strategy

Series II	0.05%	0.25%	0.03%	0.50%	0.83%	0.00%	0.83%

Disciplined Diversification

Series II	0.74%	0.25%	0.15%	—	1.14%	0.00%	1.14%

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses

Equity-Income

Series I	0.78%	0.05%	0.03%	0.01%	0.87%	0.00%	0.87%

Series II	0.78%	0.25%	0.03%	0.01%	1.07%	0.00%	1.07%

Financial Services

Series I	0.78%	0.05%	0.08%	—	0.91%	0.00%	0.91%

Series II	0.78%	0.25%	0.08%	—	1.11%	0.00%	1.11%

Franklin Templeton Founding Allocation

Series II	0.04%	0.25%	0.03%	0.91%	1.23%	0.00%	1.23%

Fundamental All Cap Core

Series II	0.67%	0.25%	0.04%	—	0.96%	0.00%	0.96%

Fundamental Holdings

Series II	0.04%	0.75%	0.03%	0.44%	1.26%	0.00%	1.26%

Fundamental Large Cap Value

Series II	0.66%	0.25%	0.05%	—	0.96%	0.00%	0.96%

Fundamental Value

Series I	0.75%	0.05%	0.05%	—	0.85%	0.00%	0.85%

Series II	0.75%	0.25%	0.05%	—	1.05%	0.00%	1.05%

Global

Series I	0.81%	0.05%	0.10%	—	0.96%	-0.01%[5]	0.95%

Series II	0.81%	0.25%	0.10%	—	1.16%	-0.01%[5]	1.15%

Global Bond

Series I	0.70%	0.05%	0.11%[6]	—	0.86%	0.00%	0.86%

Series II	0.70%	0.25%	0.11%[6]	—	1.06%	0.00%	1.06%

Global Diversification

Series II	0.04%	0.75%	0.03%	0.60%	1.42%	0.00%	1.42%

Health Sciences

Series I	1.04%	0.05%	0.08%	0.01%	1.18%	0.00%	1.18%

Series II	1.04%	0.25%	0.08%	0.01%	1.38%	0.00%	1.38%

High Yield

Series I	0.67%	0.05%	0.05%	—	0.77%	0.00%	0.77%

Series II	0.67%	0.25%	0.05%	—	0.97%	0.00%	0.97%

International Core

Series I	0.88%	0.05%	0.14%	—	1.07%	0.00%	1.07%

Series II	0.88%	0.25%	0.14%	—	1.27%	0.00%	1.27%

International Equity Index B

Series I2	0.54%	0.05%	0.05%	—	0.64%	-0.25%[3]	0.39%

Series II2	0.54%	0.25%	0.05%	—	0.84%	-0.25%[3]	0.59%

International Growth Stock

Series II2	0.81%	0.25%	0.15%	0.01%	1.22%	0.00%	1.22%

International Small Company

Series I	0.95%	0.05%	0.18%	—	1.18%	0.00%	1.18%

Series II	0.95%	0.25%	0.18%	—	1.38%	0.00%	1.38%

International Value

Series I	0.80%	0.05%	0.12%	—	0.97%	0.00%	0.97%

Series II	0.80%	0.25%	0.12%	—	1.17%	0.00%	1.17%

Investment Quality Bond

Series I	0.58%	0.05%	0.05%	—	0.68%	0.00%	0.68%

Series II	0.58%	0.25%	0.05%	—	0.88%	0.00%	0.88%

Lifestyle Aggressive

Series I	0.04%	0.05%	0.03%	0.88%	1.00%	0.00%	1.00%

Series II	0.04%	0.25%	0.03%	0.88%	1.20%	0.00%	1.20%

Lifestyle Balanced

Series I	0.04%	0.05%	0.02%	0.68%	0.79%	0.00%	0.79%

Series II	0.04%	0.25%	0.02%	0.68%	0.99%	0.00%	0.99%

Lifestyle Conservative

Series I	0.04%	0.05%	0.02%	0.65%	0.76%	0.00%	0.76%

Series II	0.04%	0.25%	0.02%	0.65%	0.96%	0.00%	0.96%

Lifestyle Growth

Series I	0.04%	0.05%	0.02%	0.70%	0.81%	0.00%	0.81%

Series II	0.04%	0.25%	0.02%	0.70%	1.01%	0.00%	1.01%

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses

Lifestyle Moderate

Series I	0.04%	0.05%	0.02%	0.67%	0.78%	0.00%	0.78%

Series II	0.04%	0.25%	0.02%	0.67%	0.98%	0.00%	0.98%

Mid Cap Index

Series I	0.47%	0.05%	0.03%	0.01%	0.56%	-0.10%[7]	0.46%

Series II	0.47%	0.25%	0.03%	0.01%	0.76%	-0.10%[7]	0.66%

Mid Cap Stock

Series I	0.84%	0.05%	0.04%	—	0.93%	0.00%	0.93%

Series II	0.84%	0.25%	0.04%	—	1.13%	0.00%	1.13%

Mid Value

Series I	0.95%	0.05%	0.04%	0.02%	1.06%	0.00%	1.06%

Series II	0.95%	0.25%	0.04%	0.02%	1.26%	0.00%	1.26%

Money Market

Series I	0.47%	0.05%	0.03%	—	0.55%	0.00%	0.55%

Series II	0.47%	0.25%	0.03%	—	0.75%	0.00%	0.75%

Natural Resources

Series II	1.00%	0.25%	0.08%	—	1.33%	0.00%	1.33%

Real Estate Securities

Series I	0.70%	0.05%	0.04%	—	0.79%	0.00%	0.79%

Series II	0.70%	0.25%	0.04%	—	0.99%	0.00%	0.99%

Real Return Bond

Series II	0.70%	0.25%	0.23%[8]	—	1.18%	0.00%	1.18%

Science & Technology

Series I	1.05%	0.05%	0.06%	0.01%	1.17%	0.00%	1.17%

Series II	1.05%	0.25%	0.06%	0.01%	1.37%	0.00%	1.37%

Short Term Government Income

Series I	0.56%	0.05%	0.04%	—	0.65%	0.00%	0.65%

Series II	0.56%	0.25%	0.04%	—	0.85%	0.00%	0.85%

Small Cap Growth

Series I	1.06%	0.05%	0.05%	—	1.16%	0.00%	1.16%

Series II	1.06%	0.25%	0.05%	—	1.36%	0.00%	1.36%

Small Cap Index

Series I	0.48%	0.05%	0.03%	0.08%	0.64%	-0.05%[9]	0.59%

Series II	0.48%	0.25%	0.03%	0.08%	0.84%	-0.05%[9]	0.79%

Small Cap Opportunities

Series I	1.00%	0.05%	0.06%	0.05%	1.16%	-0.09%[5]	1.07%

Series II	1.00%	0.25%	0.06%	0.05%	1.36%	-0.09%[5]	1.27%

Small Cap Value

Series II	1.05%	0.25%	0.03%	0.15%	1.48%	0.00%	1.48%

Small Company Value

Series I	1.04%	0.05%	0.04%	0.22%	1.35%	0.00%	1.35%

Series II	1.04%	0.25%	0.04%	0.22%	1.55%	0.00%	1.55%

Smaller Company Growth

Series I	1.07%	0.05%	0.06%	—	1.18%	-0.14%[5]	1.04%

Series II	1.07%	0.25%	0.06%	—	1.38%	-0.14%[5]	1.24%

Strategic Income Opportunities

Series I	0.65%	0.05%	0.09%	0.03%	0.82%	0.00%	0.82%

Series II	0.65%	0.25%	0.09%	0.03%	1.02%	0.00%	1.02%

Total Bond Market B

Series II2	0.47%	0.25%	0.04%	—	0.76%	-0.26%[3]	0.50%

Total Return

Series I	0.68%	0.05%	0.05%	—	0.78%	0.00%	0.78%

Series II	0.68%	0.25%	0.05%	—	0.98%	0.00%	0.98%

Total Stock Market Index

Series I	0.49%	0.05%	0.03%	—	0.57%	0.00%	0.57%

Series II	0.49%	0.25%	0.03%	—	0.77%	0.00%	0.77%

U.S. Equity

Series I	0.75%	0.05%	0.04%	—	0.84%	0.00%	0.84%

Series II	0.75%	0.25%	0.04%	—	1.04%	0.00%	1.04%

Ultra Short Term Bond

Series II	0.55%	0.25%	0.10%	—	0.90%	0.00%	0.90%

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses

Utilities

Series I	0.82%	0.05%	0.10%	—	0.97%	0.00%	0.97%

Series II	0.82%	0.25%	0.10%	—	1.17%	0.00%	1.17%

Value

Series I	0.72%	0.05%	0.05%	0.01%	0.83%	0.00%	0.83%

Series II	0.72%	0.25%	0.05%	0.01%	1.03%	0.00%	1.03%

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Series II	0.60%	0.15%	0.27%[10]	—	1.02%[10]	0.00%	1.02%

BlackRock Global Allocation V.I. Fund

Series II	0.63%	0.15%	0.26%[10]	0.01%	1.05%[10]	0.00%	1.05%

BlackRock Value Opportunities V.I. Fund

Series II	0.75%	0.15%	0.28%[10]	—	1.18%[10]	0.00%	1.18%

PIMCO Variable Insurance Trust

VIT All Asset

Class M	0.43%	0.45%[11]	0.00%	0.75%[12]	1.63%[13,14]	-0.09%[15]	1.54%[16]

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]	For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.
[3]

JHVIT sells shares of the Portfolio only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company (U.S.A.) and its affiliates. As reflected in the table, the Portfolio is subject to an expense cap pursuant to an agreement between JHVIT and the Adviser as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the Portfolio’s annual operating expenses do not exceed its “Net Operating Expenses” as shown in the table above. A Portfolio’s “Total Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, Acquired Portfolio Fees and Expenses, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap will remain in effect until April 30, 2014 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the separate accounts and other persons specified in the agreement.

[4]	The table reflects the combined fees of the feeder fund and the master fund.
[5]

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[6]

“Other Expenses” reflects interest expense resulting from the Portfolio’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a Portfolio expense for the accounting purposes. Any interest expense amount will vary based on the Portfolio’s use of those investments as an investment strategy best suited to seek the objective of the Portfolio. Had these expenses been excluded, “Other Expenses” would have been 0.09%.

[7]

The Adviser has contractually agreed to waive its management fee by 0.10% as a percentage of the Portfolio’s average annual net assets. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[8]

“Other Expenses” reflect interest expense resulting from the Portfolio’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a Portfolio expense for the accounting purposes. Any interest expense amount will vary based on the Portfolio’s use of those investments as an investment strategy best suited to seek the objective of the Portfolio. Had these expenses been excluded, “Other Expenses” would have been 0.10%.

[9]

The Adviser has contractually agreed to waive its management fee by 0.05% as a percentage of the Portfolio’s average annual net assets. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[10]

Other Expenses have been restated to reflect current fees. The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio’s most recent annual report which does not include the Acquired Portfolio Fees and Expenses or the restatement of Other Expenses to reflect current fees.

[11]	All distribution and/or service (12b-1) fees for Class M shares of the PIMCO All Asset Portfolio are reflected within Distribution and/or Service (12b-1) Fees.
[12]

Acquired Portfolio Fees and Expenses include interest expense of 0.02%. Interest expense is based on the amount incurred during an Underlying PIMCO Portfolio’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Portfolio for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Underlying PIMCO Portfolio’s use of such investments as an investment strategy.

[13]	Total Annual Portfolio Operating Expenses excluding interest expense of the Underlying PIMCO Portfolios is 1.61% for the Class M shares.

[14]

Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Portfolio Fees and Expenses.

[15]

PIMCO has contractually agreed, through May 1, 2014, to reduce its advisory fee to the extent that the Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses listed in the table above.

[16]	Total Annual Portfolio Operating Expenses After Expense Reimbursement excluding interest expense of the Underlying PIMCO Portfolios is 1.52% for the Class M shares.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

•	the John Hancock Variable Insurance Trust; or

•	(for certain John Hancock USA Contracts issued before February 12, 20079) the PIMCO Variable Insurance Trust with respect to the “PIMCO VIT All Asset Portfolio”; or

•

(for certain John Hancock USA Contracts issued before January 28, 2002) the BlackRock Variable Series Funds, Inc. with respect to the “BlackRock Basic Value V.I. Fund,” the “BlackRock Value Opportunities V.I. Fund” and the “BlackRock Global Allocation V.I. Fund.”

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction Costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as the investment sub-adviser to the BlackRock Basic Value V.I. Fund, the BlackRock Value Opportunities V.I. Fund and the BlackRock Global Allocation V.I. Fund, and BlackRock International Limited (“BIL”), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2012, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Fundamental Holdings, Global Diversification, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio is a “fund of funds” that invests in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each Portfolio will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)
American Asset Allocation Trust	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Global Growth Trust (successor to American Global Small Capitalization Trust)	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world that have potential for growth.

American Growth Trust	Seeks to provide growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that offer superior opportunities for growth of capital.

American Growth-Income Trust (successor to American Blue Chip Income and Growth Trust)	Seeks to provide growth of capital and income. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

American International Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., including in emerging and developing countries, that have potential for growth.

American New World Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that have potential of providing capital appreciation.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Davis Selected Advisers, L.P.
Financial Services Trust	Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

Fundamental Value Trust	Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

Declaration Management & Research LLC
Total Bond Market Trust B (successor to Total Bond Market Trust A)	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays U.S. Aggregate Bond Index.

Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Active Bond Trust	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years. As part of its investment strategy, the Portfolio may invest in mortgage-backed securities to a significant extent.

Deutsche Investment Management Americas Inc. (“DIMA”)
Real Estate Securities Trust[2]	Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

Dimensional Fund Advisors LP
Disciplined Diversification Trust	Seeks total return consisting of capital appreciation and current income. To do this, the Portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets.

International Small Company Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco”)[3]
Small Cap Opportunities Trust	Seeks long-term capital appreciation. To do this, the portion of the Portfolio’s net assets managed by Invesco is invested in at least 80% equity securities of small-capitalization companies, and the portion of the Portfolio’s net assets managed by DFA is invested in a broad and diverse group of readily marketable common stocks of U.S. small- and mid-cap companies.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Frontier Capital Management Company, LLC, Perimeter Capital Management and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited[4]
Smaller Company Growth Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small cap equity securities.

Grantham, Mayo, Van Otterloo & Co. LLC
International Core Trust	Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

U.S. Equity Trust	Seeks long term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities intended to provide higher returns than the Russell 3000 Index.[5]

Invesco Advisers, Inc.
International Growth Stock Trust (successor to International Opportunities Trust)	Seeks long term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in stocks of any market capitalization and focuses its investments in equity securities of foreign issuers that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market.

Value Trust	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio, invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

Jennison Associates LLC
Capital Appreciation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in capitalization and are attractively valued and have above-average growth prospects.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Bond Trust	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

Franklin Templeton Founding Allocation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three underlying Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Fundamental All Cap Core Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of highly differentiated companies across the capitalization spectrum with key growth drivers, sustainable cash flow production and high returns on capital.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (Cont.)

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Fundamental Large Cap Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its total assets in equity securities of companies with a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.[5]

Short Term Government Income Trust	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. The Portfolio’s normal effective duration is no more than 3 years.

Strategic Income Opportunities Trust	Seeks a high level of current income. To do this, the Portfolio invests primarily in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds.

Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
500 Index Trust B (successor to 500 Index Trust)	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index and securities that as a group will behave in a manner similar to the index.[6]

Mid Cap Index Trust	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400® Index[6] and securities that as a group behave in a manner similar to the index.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

Small Cap Index Trust	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000® Index[5] and securities that will as a group behave in a manner similar to the index.

Total Stock Market Index Trust	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000® Total Market Index[7] and securities that as a group will behave in a manner similar to the index.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Core Fundamental Holdings Trust	Seeks long term growth of capital. To do this, the Portfolio may invest a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Core Global Diversification Trust	Seeks long term growth of capital. To do this, the Portfolio may invest a significant portion of its assets, directly or indirectly through underlying portfolios, in securities that are located outside the U.S. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Fundamental Holdings Trust	Seeks long term growth of capital. To do this, the Portfolio invests primarily in JHVIT Portfolios and portfolios of the American Funds Insurance Series. The Portfolio is permitted to invest in other funds, investment companies and other types of investments.

Global Diversification Trust	Seeks long term growth of capital. To do this, the Portfolio invests primarily in JHVIT Portfolios and portfolios of the American Funds Insurance Series, as well as other funds, investment companies, and other types of investments, including portfolios that invest primarily in foreign securities or in foreign securities directly.

Lifestyle Aggressive Trust	Seeks long-term growth of capital. Current income is not a consideration. The Portfolio operates as a fund of funds and invests approximately 100% of its assets in portfolios which invest primarily in equity securities.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund of funds and invests approximately 50% of its assets in portfolios which invest primarily in equity securities, and approximately 50% in portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio is a fund of funds and invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities.

Lifestyle Growth Trust	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio is a fund of funds and invests approximately 70% of its assets in portfolios which invest primarily in equity securities, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and invests approximately 60% of its assets in portfolios which invest primarily in fixed- income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities.

Lord, Abbett & Co. LLC
All Cap Value Trust	Seeks capital appreciation. To do this, the Portfolio invests at least 50% of its net assets in equity securities of large, seasoned U.S. and multinational companies that are believed to be undervalued. The Portfolio invests the remainder of its assets in undervalued mid-sized and small company securities.

Massachusetts Financial Services Company

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Utilities Trust	Seeks capital growth and current income. To do this, the Portfolio invests at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

Pacific Investment Management Company LLC
Global Bond Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

Real Return Bond Trust	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives.

Total Return Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives.

QS Investors, LLC
All Cap Core Trust	Seeks long-term growth of capital. To do this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap), of those included in the Russell 3000 Index.[5]

RS Investment Management Co. LLC
Natural Resources Trust	Seeks long-term total return. To do this, the Portfolio invests at least 80% of its net assets in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets.

SSgA Funds Management, Inc.
International Equity Index Trust B (successor to International Equity Index Trust A)	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index,[8] or American Depository Receipts or Global Depository Receipts representing such securities.

T. Rowe Price Associates, Inc. and RCM Capital Management LLC.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Science & Technology Trust	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

T. Rowe Price Associates, Inc.
Blue Chip Growth Trust	Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the Portfolio’s assets. The remaining assets are invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures and options. The Portfolio may invest up to 20% of its total assets in foreign securities.

Equity-Income Trust	Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Health Sciences Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

Mid Value Trust	Seek long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Small Company Value Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in small companies whose common stocks are believed to be undervalued.

Templeton Global Advisors Limited
Global Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Templeton Investment Counsel, LLC

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

International Value Trust[9]	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

Wellington Management Company, LLP
Core Allocation Plus Trust	Seeks to provide total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers located within and outside the U.S.

Investment Quality Bond Trust	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Mid Cap Stock Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Small Cap Growth Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

Wells Capital Management, Incorporated
Core Bond Trust	Seeks total return consisting of income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Western Asset Management Company
High Yield Trust[10] (successor to American High-Income Bond Trust)	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. government and foreign securities.

BLACKROCK VARIABLE SERIES FUNDS, INC.11

We show the Portfolio’s manager in bold above the name of the Portfolio.

BlackRock Investment Management, LLC
BlackRock Basic Value V. I. Fund[12]	Seeks capital appreciation and, secondarily, income.

BlackRock Value Opportunities V. I. Fund[12]	Seeks long-term growth of capital.

BlackRock Investment Management, LLC and BlackRock International Limited
BlackRock Global Allocation V. I. Fund[13]	Seeks high total investment return.

PIMCO VARIABLE INSURANCE TRUST

We show the Portfolio’s manager in bold above the name of the Portfolio.

Pacific Investment Management Company
PIMCO VIT All Asset Portfolio	Seeks maximum real return consistent with preservation of real capital and prudent investment management.

[1]

The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.
[3]

The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[4]

The Smaller Company Growth Trust employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the Portfolio. JHIMS LLC, the adviser, may change the allocation of Portfolio assets among the subadvisers at any time.

[5]

“Russell 3000,” “Russell 2000,” “Russell 1000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2013, the market capitalizations of companies included in the Russell 3000® Index ranged from less than $1 million to $414.5 billion, Russell 2000® Index ranged from less than $1 million to $6.1 billion, as of February 28, 2013, the market capitalizations of companies included in the Russell 1000® Value Index was $3.5 million, and as of February 28, 2013, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $315 million to $42 billion.

[6]

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2013, the market capitalizations of companies included in the S&P 500® Index ranged from $1.8 billion to $414.5 billion, and as of February 28, 2013, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $322 million to $16.2 billion.

[7]

“Wilshire 5000” is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2013, the market capitalizations of companies included in the Wilshire 5000® Total Market Index ranged from less than $1.0 million to $415.2 billion.

[8]

“MSCI All Country World ex-USA Index” is a service mark of Morgan Stanley Capital International Inc. and its affiliates (“MSCI”). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2013, the market capitalization range of the Index was $676 million to $251.6 billion.

[9]	The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.
[10]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[11]	Not available to Contracts issued on or after January 28, 2002.
[12]	The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.
[13]	The Portfolio is subadvised by BlackRock Investment Management, LLC and BlackRock International Limited, affiliates, under an agreement with BlackRock Advisors, LLC.

Voting Interest

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax advisor for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

•	the Contract was not designed to fund a comingled account for multiple participants in a Qualified Plan.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions - Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits,” and Appendix C: “Guaranteed Minimum Withdrawal Benefits” to determine what optional Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.

•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.

•

(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.

We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;

•	no automatic withdrawal program from your Contract is in effect; and

•	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Please contact the Annuities Service Center to see if you are eligible to begin a Financial Account Plan or Payroll Plan.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year that you become age 70  1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution,” and you should consult with a qualified tax advisor for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any Unpaid Loan and minus the annual $40 Contract Fee. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013. If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option (please refer to “V. Description of the Contract – Transfers You May Make Among Investment Options”).

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or

•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two year period is less than $2,000.

You designate how your Purchase Payments are to be allocated among the Investment Options.

You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the

Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation. The guaranteed interest rate we use for this purpose may change from time to time.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Plan Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any Unpaid Loans (including unpaid interest) and any applicable Rider charge, tax or administration fee, and any applicable withdrawal charge for John Hancock USA Contracts issued prior to November 1, 1996. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters — Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

•	you have no signed application on file with us; or

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract’s Annuity Commencement Date. Under most Contracts, we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these Contracts, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:

•	You, the Owner, are the Annuitant; or

•	We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.

We use the term Owner-driven when we describe death benefits under these versions of the Contracts.

Under an older version of the Contracts (VV Contracts), however, we determine a death benefit on the Annuitant’s death, instead of the Owner’s death, if the Annuitant predeceases the Owner during the Accumulation Period. We use the term Annuitant-driven when we describe death benefits under this version of the Contracts. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Nonqualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). Under such an Annuitant-driven Contract, we treat a change in the Annuitant or any co-Annuitant as the death of the Owner and distribute Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a Nonqualified Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.

The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.

Amount of Death Benefit. The death benefit under Owner-driven and Annuitant-driven Contracts is the greater of:

•	the Contract Value; or

•	the respective minimum death benefit described in the following “Tables of Minimum Death Benefits.”

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix B: “Optional Enhanced Death Benefits”).

Table of Minimum Death Benefits for Previously Issued Owner – Driven Contracts

Previously Issued Venture Vision® Contract	Principal Features

Venture Vision® Contracts issued after February 12, 2007 by John Hancock USA or by John Hancock New York	The minimum death benefit equals the sum of all Purchase Payments made less any amounts deducted in connection with withdrawals. [1]

Venture Vision® Contracts issued by John Hancock USA after June 2, 2003 until February 11, 2007 (benefits subject to state availability)[2]	Oldest Owner less than age 81 at issue

We limit the minimum death benefit to $10 million.

If any Owner dies on or prior to their 85th birthday, the minimum death benefit equals the excess of (i) over (ii), where:

(i) equals the sum of each Purchase Payment accumulated daily, at the equivalent of 5% per year, starting on the date each Purchase Payment is allocated to a Contract; and

(ii) equals the sum of any amounts deducted in connection with withdrawals, accumulated daily at the equivalent of 5% per year, starting on the date each such deduction occurs. The minimum death benefit is subject to a maximum of two times the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

If any Owner dies after their 85th birthday, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

	Oldest Owner age 81 or more at issue	We limit the minimum death benefit to $10 million. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

Venture Vision® Contracts issued by John Hancock USA in HI, MA, MN, VT, and WA, and in other states before June 2, 2003 (benefits vary by state)[3]	Oldest Owner less than age 81 at issue

If any Owner dies on or prior to their 85th birthday, the minimum death benefit equals the excess of (i) over (ii), where:

(i) equals the sum of each Purchase Payment accumulated daily, at the equivalent of 5% per year, starting on the date each Purchase Payment is allocated to a Contract up to a maximum accumulated value for each Purchase Payment of two times the amount of that Purchase Payment ; and

(ii) equals the sum of any amounts deducted in connection with withdrawals, accumulated daily at the equivalent of 5% per year, starting on the date each such deduction occurs, up to a maximum deduction for each withdrawal of two times the amount of that withdrawal.

If any Owner dies after their 85th birthday, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

Table of Minimum Death Benefits for Previously Issued Owner – Driven Contracts

Previously Issued Venture Vision® Contract	Principal Features
Venture Vision® Contracts issued by John Hancock USA in HI, MA, MN, VT, and WA, and in other states before June 2, 2003 (benefits vary by state)[3] (Continued)	Oldest Owner age 81 or more at issue	The minimum death benefit equals the Contract Value less any applicable withdrawal charges at the time of payment of death benefits.

Venture Vision® Contracts Issued by John Hancock New York before February 12, 2007	Oldest Owner less than age 81 at issue

During the first Contract Year, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year ending just prior to the Owner’s, plus any Purchase Payments made and less any amounts deducted in connection with withdrawals since then. If any Owner dies after his or her 81st birthday, however, the minimum death benefit equals the death benefit on the last day of the Contract Year ending just prior to the Owner’s 81st birthday, less any amounts deducted in connection with withdrawals.

	Oldest Owner age 81 or more at issue	The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

Notes to Table of Minimum Death Benefits for Previously Issued Owner-driven Contracts.

[1]	We reduce the minimum death benefit proportionally in connection with withdrawals.
[2]

The benefits described do not apply to Contracts issued (a) in HI, MA, MN, NY & VT; (b) for Contracts issued prior to July 25, 2003 in Illinois; and (c) for Contracts issued prior to June 2, 2003 in all other states. We reduce the minimum death benefit proportionally in connection with withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with withdrawals will be the dollar amount of the withdrawal.

[3]

The benefits described apply to Contracts issued (a) in HI, MA, MN, NY & VT; (b) for Contracts issued prior to July 25, 2003 in Illinois; and (c) for Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with withdrawals will be the dollar amount of the l withdrawal.

Table of Minimum Death Benefits for Previously Issued Annuitant – Driven Contracts
Previously Issued Venture Vision® Contract	Principal Features

VV Contracts (issued in WA and issued elsewhere between April 1993 and March 1998, subject to state availability)	Last surviving Annuitant less than age 81 at issue

If the last surviving Annuitant dies on or before the month following his or her 85th birthday, the minimum death benefit equals the excess of (i) over (ii), where:

(i) equals the sum of each Purchase Payment accumulated daily, at the equivalent of 5% per year, starting on the date each Purchase Payment is allocated to a Contract up to a maximum accumulated value for each Purchase Payment of two times the amount of that Purchase Payment ; and

(ii) equals the sum of each withdrawal or annuitized amount, including withdrawal charges, accumulated daily at the equivalent of 5% per year, starting on the date of each withdrawal or annuitization, up to a maximum of two times each such withdrawal or annuitized amount.

If the last surviving Annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

	Last surviving Annuitant age 81 or greater at issue	The minimum death benefit equals the total amount payable upon total withdrawal.

All Annuitant-driven Contracts	Death of Annuitant who is not the Owner

We will pay the death benefit, less any Debt, to the Beneficiary upon the death of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before the Owner and before the Annuity Commencement Date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner and before the Annuity Commencement Date. The death benefit will be paid either as a lump sum in accordance with our current administrative procedures or in accordance with any of the distribution options available under the Contract. An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable.

Death of Annuitant who is the Owner

We will pay the death benefit, less any Debt, to the Beneficiary if the Owner is the Annuitant, dies before the Annuity Commencement Date and is not survived by a co-Annuitant. We will transfer the interest in the Contract to a successor or surviving Owner (the person, persons or entity entitled to become the Owner), instead of the Beneficiary, if the deceased Owner is survived by a co-Annuitant.

Death of Owner who is not the Annuitant

If the Owner is not the Annuitant and dies before the Annuity Commencement Date and before the last surviving Annuitant, we will transfer the interest in the Contract to a successor or surviving Owner (the person, persons or entity entitled to become the Owner), instead of the Beneficiary.

	“Interest in the Contract”	The amount of the “interest in the Contract” that we transfer to a surviving or successor Owner will depend on the age of the Owner when we issue a Contract. If the deceased Owner had not turned age 81 on the Contract’s issue date, the “interest in the Contract” equals the Contract Value. If the deceased Owner was age 81 or older on the Contract’s issue date, the “interest in the Contract” also equals the Contract Value, but the interest may be subject to applicable withdrawal charges when any amounts are actually paid.

Payment of Death Benefit. The determination of the death benefit will be made, for both Owner-driven and Annuitant-driven Contracts, on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., “Nonqualified Contracts.” Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your tax advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VII. Federal Tax Matters — Other Qualified Plans”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following and as may be stated otherwise above for certain Annuitant-driven Contracts:

•	The Beneficiary becomes the Owner.

•

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

•	We waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

(Not offered prior to February 2007 for Venture Vision® Contracts.)

Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

Triple Protection Death Benefit. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December, 2003 and December, 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount, which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) (“Default Maturity Date”). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time, by written request or by telephone at the number listed on page ii of this Prospectus at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

We will deny our consent to a later Maturity Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to a Maturity Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

•	the Maturity Date for Contracts issued prior to February 12, 2007 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary; and

•

the Maturity Date for Contracts issued on and after February 12, 2007 is the first day of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract’s specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;

•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® Series Riders. For the Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provide on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain – This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetimes of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only – This Annuity Option is available only if:

•

you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and

•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or

•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Full Surrenders During the Pay-out Period. You may surrender your Contract after the Pay-out Period has begun only if, at the time you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an “Annuity Unit”);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun only if, at the time you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 - ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

d	equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate (4% for VV Contracts) into the annuity tables in a Contract used to determine the first Variable Annuity payment.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Other Contract Provisions

Initial Inspection Period

Your Contract contains a “free look” provision that describes a right to review and cancel the Contract during an initial inspection period in order to receive a refund. The initial inspection period generally is 10 days from the date of delivery of a Contract, but may be for a longer period as required under applicable state insurance laws and regulations. The free look provision also describes where to return a Contract for cancellation, and the amount of the refund. In some instances, the provision could also describe the way we invested your initial Purchase Payment during the inspection period.

The Contracts described in this Prospectus are no longer offered and, as of the date of this Prospectus, the free look provision for your Contract should have expired and not be in effect.

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•

In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the Federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may otherwise be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services – Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time to time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

A one-year Fixed Investment Option was offered to John Hancock USA Contracts issued prior to January 22, 2002. However, you may no longer make Additional Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased your John Hancock USA Contract on or after January 22, 2002, you may not make Additional Purchase Payments or transfers to the one-year Fixed Investment Option.

A one-year Fixed Investment Option was offered to John Hancock New York Contracts issued prior to March 2003.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”

Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “General Information Regarding Qualified Contracts – Loans” (see “VII. Federal Tax Matters”). The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits” and/or Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Withdrawal Charges

(Applicable only to John Hancock USA Contracts issued prior to November 1996)

If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years. No withdrawal charge will be imposed on withdrawals from Contracts issued on or after November 1, 1996.

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any free Withdrawal Amount and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals of Purchase Payments in excess of the free Withdrawal Amount that have been taken to date).

We do not impose a withdrawal charge on amounts allocated to a “free Withdrawal Amount.” In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date).

Withdrawals allocated to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. The free Withdrawal Amount will be applied to a requested withdrawal, first, to withdrawals from Variable Investment Options and then to withdrawals from the one-year Fixed Investment Option.

If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

How We Determine the Withdrawal Charge. Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request that has been in the Contract for less than three years is subject to a withdrawal charge of 3% as shown below.

Withdrawal Charge for John Hancock USA Contracts issued prior to November, 1996

(from date of payment, as a percentage of Purchase Payment)

First Year	3%
Second Year	3%
Third Year	3%
Thereafter	0%

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Withdrawals from the Fixed Investment Option may be subject to a market value charge in addition to the withdrawal charge.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.

Distribution Fee

A daily charge at an annual effective rate of 0.25% of the value of each corresponding Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% (1.30% for Contracts issued after February 12, 2007) of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expect to result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;

•	We consider the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

•	There may be other circumstances that result in reduced expenses.

If after consideration of the foregoing factors, we determine that there would be a reduction in expenses, we provide a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.

In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.80% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between spouses or a transfer to a former spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

The Health Care and Education Reconciliation Act of 2010 (the “Act”) contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.

When we issue a Contract in connection with a Qualified Plan (“Qualified Contract”), we will amend the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments:

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover of a distribution from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

See “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover distribution to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or a Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

A Beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in 401(k) retirement plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the year the year in which the Qualified Plan participant turns 70 1/2, or

•	April 1 of the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of a traditional IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of your distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

•	We issued your Contract prior to January 1, 2009;

•	Your Contract does not contain a GMWB Rider;

•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;

•	The retirement plan is not subject to Title 1 of ERISA; and

•	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Please consult your plan administrator and a qualified tax advisor for further information before requesting a loan.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 2.5% of Purchase Payments (3.00% for Contracts issued on and after February 12, 2007). In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments (1.50% for Contracts issued on and after February 12, 2007). The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determined which firms to support and the extent of the payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provided additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2012, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give or have previously given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Transaction Confirmations

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

Table of Contents

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
State Variations Regarding Recognition of Same-Sex Couples
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

Table of Contents

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
State Variations Regarding Recognition of Same-Sex Couples
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2012 and 2011, and its Separate Account financial statements for the year ended December 31, 2012 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2012, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

Appendix A: Examples of Calculation of Withdrawal Charge

(for John Hancock USA Contracts Issued prior to November 1, 1996)

Effective November 1, 1996, no withdrawal charge will be imposed on withdrawals from Contracts.

Example 1 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are no withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total Purchase Payments made under the Contract less any prior withdrawals in that Contract Year.

Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
1	$55,000	$5,000[1]	$50,000	3%	$1,500
2	50,500	5,000[2]	45,500	3%	1,365
3	60,000	10,000[3]	50,000	3%	1,500
4	70,000	20,000[4]	50,000	0%	0

[1]

In the first Contract Year the earnings under the Contract and 10% of Purchase Payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 Purchase Payment is liquidated and the withdrawal charge is assessed against such liquidated Purchase Payment (Contract Value less free Withdrawal Amount).

[2]

In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of Purchase Payments, therefore the free Withdrawal Amount is equal to 10% of Purchase Payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to Purchase Payments liquidated (Contract Value less free Withdrawal Amount).

[3]

In the example for the third Contract Year, the accumulated earnings of $10,000 is greater than 10% of Purchase Payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the Purchase Payments liquidated (Contract Value less free withdrawal amount).

[4]	There is no withdrawal charge on any Purchase Payments liquidated that have been in the Contract for at least 3 years.

Example 2 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated Purchase Payments (accumulated earnings), or 10% of Purchase Payments less 100% of all prior withdrawals in that Contract Year.

Hypothetical Contract Value	Withdrawal Amount	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
$ 65,000	$ 2,000	$ 15,000[1]	$ 0	8.00%	$ 0
$ 49,000	$ 5,000	$ 3,000[2]	$ 2,000	8.00%	$ 160
$ 52,000	$ 7,000	$ 4,000[3]	$ 3,000	8.00%	$ 240
$ 44,000	$ 8,000	$ 0[4]	$ 8,000	8.00%	$ 640

[1]

For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no Purchase Payments are liquidated and no withdrawal charge applies.

[2]

The Contract has negative accumulated earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of Purchase Payments less all prior withdrawals. Since $2,000 has already been withdrawn earlier in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in Purchase Payments being liquidated. The remaining unliquidated Purchase Payments are $48,000.

[3]

The Contract has increased in value to $52,000. The unliquidated Purchase Payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in Purchase Payments being liquidated. The remaining unliquidated Purchase Payments are $45,000.

[4]

The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of Purchase Payments ($5,000) has already been utilized. The full amount of $8,000 will result in Purchase Payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of Purchase Payments would be available again for withdrawal requests during that year.

A-1

Appendix B: Optional Enhanced Death Benefits

This Appendix provides a general description of two optional enhanced death benefits:

•	Annual Step-Up Death Benefit – not offered for Contracts issued prior to February 12, 2007; and

•	Triple Protection Death Benefit - not offered by John Hancock New York or by John Hancock USA for Contracts issued prior to December 8, 2003.

These Riders were not available at all times or in all jurisdictions. Where available, you could only elect the Rider at the time you purchased a Contract. If you purchased an optional benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any optional benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

Annual Step-Up Death Benefit

If you elected the optional Annual Step-Up Death Benefit Rider, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. The Annual Step-Up Death Benefit Rider only is available for Contracts issued on or after February 12, 2007. If you elected the Annual Step-Up Death Benefit Rider, the oldest Owner of a Contract could not be age 80 or older on the effective date of the Rider. (We impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.)

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or

•	the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with withdrawals since the last day of the Contract Year. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:

(a)	is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

(b)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the Contract Owner’s surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner subject to our age issue rules. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step-Up Death Benefit. In determination of the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit

The optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s spouse is the Beneficiary, the spouse may elect to continue the Contract (including the optional Annual Step-Up Death Benefit) as the new Owner.

Annual Step-Up Death Benefit Fee

A daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account is deducted from each Subaccount for the Annual Step-Up Death Benefit.

The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

Triple Protection Death Benefit

(Not offered in New York or Washington)

If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract’s Maturity Date, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an “Enhanced Earnings Death Benefit Factor” plus the greatest of:

•	the Contract Value;

•	the Return of Purchase Payments Death Benefit Factor;

•	the Annual Step-Up Death Benefit Factor; or

•	the Graded Death Benefit Factor.

We deduct any Debt under your Contract from the amount described above.

Enhanced Earnings Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the “Enhanced Earnings Death Benefit” factor is equal to 50% multiplied by Earnings, as defined under the “Enhanced Earnings Death Benefit” Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the “Enhanced Earnings Death Benefit” Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals. The maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.

Example. Assume a single Purchase Payment of $100,000 is made into the Contract, no Additional Purchase Payments are made and there are no withdrawals. Assume the Contract Value on the date the Triple Protection Death Benefit is determined is equal to $175,000:

•	Earnings Basis is equal to 150% of $100,000 or $150,000.

•

Earnings is equal to $175,000 minus $150,000 or $25,000. Note that for purposes of Triple Protection Death Benefit, Earnings are always less than the excess of account value over payments. In this example, they are less than $75,000 (or $175,000 minus $100,000).

The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000 or $12,500.

Return of Purchase Payments Death Benefit Factor

The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals.

Annual Step-Up Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner’s reaching age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary.

Graded Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1)	is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier*
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

*

If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

2)	is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

The Triple Protection Death Benefit Factors are separate and distinct from similarly named terms, such as “Annual Step-Up Death Benefit” that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.

Withdrawal Reductions

If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by the Triple Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Determination and Distribution of Triple Protection Death Benefit

We determine the death benefit paid under the Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.

If the Beneficiary is the deceased Owner’s spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

•	The Triple Protection Death Benefit paid upon the first Owner’s death (“first Triple Protection Death Benefit”) is not treated as a Purchase Payment to the Contract.

•

In determining the “Enhanced Earnings Death Benefit” Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the “Enhanced Earnings Death Benefit” Factor.

•

In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Investment Options

At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

We reserve the right to restrict Investment Options at any time. We will notify you in writing at least 30 days prior to restricting an Investment Option. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.

Termination of the Triple Protection Death Benefit Rider

The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:

•	the date the Contract terminates;

•	the Maturity Date; or

•

the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Determination of the Triple Protection Death Benefit Fee

Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life® Series Riders:

•	Income Plus For Life® 12.08 Series:

¡	Income Plus For Life® 12.08

¡	Income Plus For Life – Joint Life® 12.08

•	Income Plus For Life® (Quarterly Step-Up Review) Series

¡	Income Plus For Life® (Quarterly Step-Up Review)

¡	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)

•	Income Plus For Life® (Annual Step-Up Review) Series*

¡	Income Plus For Life® (Annual Step-Up Review)

¡	Income Plus For Life – Joint Life® (Annual Step-Up Review)

*	The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life®.”

Principal Plus for Life Series Riders

•	Principal Plus for Life

•	Principal Plus for Life Plus Automatic Annual Step-Up

•	Principal Plus for Life Plus Spousal Protection

Principal Plus Rider

Principal Returns Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under federal law to be treated as a Covered Person under the Contract. See “Civil Union and Same-Sex Marriage Partners” below.

For Riders issued with Nonqualified Contracts:

•	both spouses must be named as co-Owners of the Contract; or

•	if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

•	one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

•	the Owner’s spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You could have elected a GMWB Rider at the time you purchased a Contract, provided:

•	the Rider was available for sale in the state where the Contract was sold;

•	you limited your investment of Purchase Payments and Contract Value to the Investment Options we make available with the Rider; and

•	the Covered Person complied with the age restrictions we may impose for the Rider (not applicable to Principal Plus).

•

if you intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an “Inherited IRA” or “Beneficiary IRA”), you must be the surviving spouse of the decedent and you must own the IRA in your own name.

If you were the Beneficiary of a Contract that was intended to qualify as an IRA:

•	you would have been able to continue that Contract in effect as an Inherited IRA, but if the Contract had an existing GMWB Rider, the Rider terminated; and

•	you would not have been permitted to purchase a new GMWB Rider for use with the Contract.

Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Age Restrictions. We did not make any of the GMWB Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.

Guaranteed Minimum Withdrawal Benefit Rider. You could only purchase a Rider at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provision – Right to Review” in “V. Description of the Contract”), you were no longer able to revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies.

Civil Union and Same-Sex Marriage Partners. The Riders generally are designed to comply with current federal tax provisions related to status as a “spouse” under the federal Defense of Marriage Act (“DOMA”). The DOMA definition does not recognize civil unions or same-sex marriages that may otherwise be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a “spouse” who falls within the DOMA definition. See the SAI for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option begins; or

•	at full surrender of the Contract; or

•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus for Life Plus Spousal Protection. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any the amount of Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or

•

(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

•

(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);

•

(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but

•	(all Contracts) we will not accept any Purchase Payment after the oldest Covered Person becomes age 81.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

•

You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with Qualified Plans, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,

•	no automatic withdrawal program from your Contract is in effect, and

•	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or

•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or

•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or

•

(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial advisor or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)	in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

•	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or

•

if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your registered representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

•	Core Fundamental Holdings Trust

•	Core Global Diversification Trust

•	Core Strategy Trust

•	Lifestyle Balanced Trust

•	Lifestyle Conservative Trust

•	Lifestyle Growth Trust

•	Lifestyle Moderate Trust

•	Total Bond Market Trust B

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

•	American Asset Allocation Trust

•	Capital Appreciation Value Trust

•	Core Allocation Plus Trust

•	Disciplined Diversification Trust

•	Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus for Life and Principal Returns.)

•	Fundamental Holdings Trust

•	Global Diversification Trust

•	Money Market Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restricted Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocations:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
American Global Diversification (not available after April 30, 2009)	65% 20% 10% 5%	American Global Growth Trust Bond Trust High Yield Trust American New World Trust
Fundamental Holdings of America (not available after April 30, 2009)	35% 25% 25% 15%	Bond Trust American Growth-Income Trust American Growth Trust American International Trust
Global Balanced (not available after April 30, 2007)	30% 25% 25% 20%	Fundamental Value Trust American International Trust Lifestyle Balanced Trust Global Bond Trust
Blue Chip Balanced (not available after April 30, 2007)	40% 30% 30%	Investment Quality Bond Trust American Growth Trust American Growth-Income Trust
Value Strategy (not available after February 10, 2006)	30% 30% 20% 20%	Fundamental Value Trust Equity-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Growth Blend (not available after February 10, 2006)	40% 20% 20% 20%	Blue Chip Growth Trust American Growth-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Core Holdings of America (not available after August 1, 2005)	35% 25% 25% 15%	Active Bond Trust American Growth Trust American Growth-Income Trust American International Trust
Core Solution (not available after April 30, 2005)	34% 33% 33%	Strategic Income Opportunities Trust Blue Chip Growth Trust Equity-Income Trust
Value Blend (not available after April 30, 2005)	40% 20% 20% 20%	Equity-Income Trust American Growth Trust Active Bond Trust Strategic Income Opportunities Trust
Global (not available after April 30, 2005)	30% 30% 20% 20%	International Value Trust Global Bond Trust American Growth-Income Trust Blue Chip Growth Trust

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

We reserve the right to:

•	limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

•	require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

•	limit your ability to transfer between existing Investment Options; and/or

•	require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus and Principal Plus for Life Series Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider; which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

•	you select option A, B or C above; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;

•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and

•	you reduce the Contract Value available for annuitization.

When you annuitize:

•	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);

•	you no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59  1/2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders

Features of Income Plus For Life® 12.08 Series Riders

Covered Person(s)

The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•

(for Income Plus For Life® 12.08) you were age 58  1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in NY).

•

(for Income Plus For Life – Joint Life® 12.08) both you and your spouse were age 58  1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life® 12.08) turns age 59 1/2. Once you purchased a Rider, the earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® 12.08 – 5%

•	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59   1/2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:

•	Annual Credit Rate –

¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

¡	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

¡

For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58   1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® 12.08:

1. Not the Covered Person

•   may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•   continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.

2. The Covered Person	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary; or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders

Income Plus For Life® (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

•	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or

•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)).

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•

the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

•

(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58  1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in New York).

•

(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your spouse were age 58  1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® (Quarterly Step-Up Review) – 5%

•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date; or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate –

¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

¡	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

¡

For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the “Target Amount”(see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is the greater of:

•

200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

•	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

•	(200% × $100,000) + (100% × $25,000) = $225,000; or

•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

•	the Contract Value on that date; and

•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

•	the Contract Value on the Contract Anniversary; or

•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59  1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):
1. Not the Covered Person

•   may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•   continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.

2. The Covered Person	• ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life® (Annual Step-Up Review) Series Riders

Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”

Form of Guaranteed Amounts

Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•

(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

•

(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

•

(for Income Plus For Life® (Annual Step-Up Review)) you were age 59  1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1/2 (age 61 in New York) .

•

(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your spouse were age 59  1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 59   1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® (Annual Step-Up Review) – 5%

•	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate:

¡	7% for Riders purchased on or after January 17, 2008 and outside of New York;

¡	6% for Riders purchased before January 17, 2008 or in New York.

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

•

any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

•	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or

•

you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59  1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

¡	the Excess Withdrawal amount; divided by

¡	the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year,

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.

•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):

1. Not the Covered Person and the Beneficiary is the deceased Owner’s spouse

•   may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•   continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s spouse	• may continue in the same manner as 1.
• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•   does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.

3. The Covered Person and the Beneficiary is the deceased Owner’s spouse	• ends without any further benefit.

4. The Covered Person and the Beneficiary is not the deceased Owner’s spouse	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	the death or removal of the Covered Person; or

•	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or

•

(for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5%); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58  1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59  1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.

•

(for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would turn age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

•	Principal Plus – 5.00%

•	Principal Plus for Life – 5.00%

•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%

•	Principal Plus for Life Plus Spousal Protection – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.

We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

•	5% of the Benefit Base immediately after the Additional Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or

¡	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

•	in the case of the Lifetime Income Amount, to equal the lesser of:

¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or

¡	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

•	Credit Rate – 5%.

•	initial Credit Period

¡	(for Principal Plus) – the first 5 Contract Years.

¡

(for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) turns age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person.

¡	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.

•

extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

•

by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise

•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

•	(for Principal Plus and Principal Plus for Life) 0.75%, and

•	(for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

•	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th , 9th ,etc.), up to and including the 30th Contract Anniversary.

•

(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th , 9th, etc.), up to and including the 30th Contract Anniversary.

•

(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.

•	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

•

(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:

•	the Lifetime Income Amount prior to the withdrawal; or

•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or

•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals - Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

•

You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.

•

You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

•

We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.

•

After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Beneficiary is:	Then PRINCIPAL PLUS:

1. The deceased Owner’s spouse	• Continues if the Benefit Base is greater than zero.

•   Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

•   Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

• Continues to impose the Principal Plus fee.

•   Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

2. Not the deceased Owner’s spouse

•   Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:

1. The Covered Person and the Beneficiary is the deceased Owner’s spouse

•   Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

• Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.

• Continues to impose the Principal Plus for Life fee.

•   Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person and the Beneficiary is not the deceased Owner’s spouse

•   Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3. Not the Covered Person and the Beneficiary is the deceased Owner’s spouse

•   Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:

4. Not the Covered Person and the Beneficiary is not the deceased Owner’s spouse

•   Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

•   In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an “Owner” if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider continues. We continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we increase the Contract Value to equal the amount of the death benefit (but do not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an “Owner” if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider continues in effect, and we base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

•	no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;

•

no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

•

based on amounts we calculate under our Life Expectancy Distribution program (see “Life Expectancy Distribution Program” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider continues if the death benefit or the Benefit Base is greater than zero at the time. We step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider does not continue to provide for any remaining Credits or Step-Ups, and does not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee continues (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider enters its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there is no impact on the guarantees provided by the Rider in most cases; and

•

if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in “Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider” above.

Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	under Principal Plus, the date the Benefit Base depletes to zero; or

•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or

•	under Principal Plus, the Maturity Date under the Contract; or

•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Principal Returns Rider

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider.

We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

•	8% of the Benefit Base immediately after the Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).

Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:

•	the amount of your initial Purchase Payments, up to $5 million; or

•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts.

We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

•	Continues if the Benefit Base is greater than zero.

•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.

•

Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

•	Continues to impose the Rider fee.

•

Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.

•

Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	the date the Benefit Base and the Contract Value both deplete to zero; or

•	the date an Annuity Option under the Contract begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges.)

Please note that fees for the guaranteed minimum withdrawal benefit Riders (i.e., Income Plus For Life® Series, Income Plus For Life – Joint Life® Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection and Principal Returns) and for the Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vision Prior

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Vision Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012)—Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	10.352	10.361	9.193	7.433	12.035	11.664	10.288	10.029	9.247	7.344
Value at End of Year	—	10.352	10.361	9.193	7.433	12.035	11.664	10.288	10.029	9.247
Vision No. of Units	—	91,653	116,217	133,102	174,737	204,221	251,958	369,671	448,403	504,054
NY Vision No. of Units	—	26,722	20,365	21,714	21,714	36,751	42,783	47,898	42,475	35,590
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	13.362	13.399	11.920	9.649	15.671	15.214	13.442	13.125	12.131	9.653
Value at End of Year	—	13.362	13.399	11.920	9.649	15.671	15.214	13.442	13.125	12.131
Vision No. of Units	—	22,909	37,085	46,350	55,664	71,786	143,842	116,070	206,315	152,138
NY Vision No. of Units	—	14,364	14,661	14,985	66,236	71,880	57,039	59,566	70,519	72,320
500 Index Trust B—Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.628	—	—	—	—	—	—	—	—	—
Vision No. of Units	98,754	—	—	—	—	—	—	—	—	—
NY Vision No. of Units	12,419	—	—	—	—	—	—	—	—	—
500 Index Trust B—Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.628	—	—	—	—	—	—	—	—	—
Vision No. of Units	27,390	—	—	—	—	—	—	—	—	—
NY Vision No. of Units	16,898	—	—	—	—	—	—	—	—	—
Active Bond Trust—Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.622	15.970	14.261	11.616	13.201	12.900	12.559	12.500	—	—
Value at End of Year	17.936	16.622	15.970	14.261	11.616	13.201	12.900	12.559	—	—
Vision No. of Units	148,204	164,391	194,220	221,018	283,340	374,488	476,967	635,054	—	—
NY Vision No. of Units	29,657	28,706	27,697	29,151	31,637	36,963	45,566	52,629	—	—
Active Bond Trust—Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.414	15.787	14.115	11.537	13.127	12.861	12.546	12.500	—	—
Value at End of Year	17.674	16.414	15.787	14.115	11.537	13.127	12.861	12.546	—	—
Vision No. of Units	111,420	125,467	170,232	218,265	274,451	411,368	484,185	621,627	—	—
NY Vision No. of Units	1,800	1,800	1,800	2,829	2,829	2,959	4,918	6,574	—	—
Aggressive Growth Trust (merged into Mid Cap Stock Trust eff 05-01-2005)—Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	11.831	8.984
Value at End of Year	—	—	—	—	—	—	—	—	12.715	11.831
Vision No. of Units	—	—	—	—	—	—	—	—	377,976	455,384
NY Vision No. of Units	—	—	—	—	—	—	—	—	48,868	52,972
Aggressive Growth Trust (merged into Mid Cap Stock Trust eff 05-01-2005)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.448	9.474
Value at End of Year	—	—	—	—	—	—	—	—	13.371	12.448
Vision No. of Units	—	—	—	—	—	—	—	—	36,492	43,565
NY Vision No. of Units	—	—	—	—	—	—	—	—	1,885	2,453
All Cap Core Trust (formerly Growth Trust)—Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	16.885	17.095	15.375	12.167	20.491	20.293	17.978	16.755	14.643	11.317
Value at End of Year	19.359	16.885	17.095	15.375	12.167	20.491	20.293	17.978	16.755	14.643
Vision No. of Units	114,249	127,099	147,328	171,489	205,926	275,974	342,482	403,495	509,601	668,266
NY Vision No. of Units	9,707	9,778	15,796	16,179	16,471	19,117	24,139	28,675	34,655	40,660

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
All Cap Core Trust (formerly Growth Trust)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	13.754	13.962	12.582	9.973	16.830	16.708	14.828	13.843	12.127	9.393
Value at End of Year	15.743	13.754	13.962	12.582	9.973	16.830	16.708	14.828	13.843	12.127
Vision No. of Units	1,105	1,183	1,245	1,478	1,632	1,769	3,854	4,488	16,145	29,484
NY Vision No. of Units	227	227	227	227	227	256	4,078	4,078	4,112	4,145
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010)—Series I Shares (units first credited 03-04-1996)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.377	21.675	19.667	18.760	17.498	16.700	13.137
Value at End of Year	—	—	—	14.742	12.377	21.675	19.667	18.760	17.498	16.700
Vision No. of Units	—	—	—	262,869	319,458	381,517	471,217	575,634	767,822	982,391
NY Vision No. of Units	—	—	—	18,511	20,531	28,599	36,366	44,400	50,841	65,230
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	8.797	15.437	14.035	13.420	12.543	11.993	9.451
Value at End of Year	—	—	—	10.459	8.797	15.437	14.035	13.420	12.543	11.993
Vision No. of Units	—	—	—	10,721	10,846	13,840	14,315	19,130	26,443	66,297
NY Vision No. of Units	—	—	—	6,616	6,619	11,547	17,860	17,693	18,034	20,319
All Cap Value Trust—Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	16.300	17.298	14.858	11.931	17.032	15.986	14.291	13.744	12.050	8.854
Value at End of Year	17.788	16.300	17.298	14.858	11.931	17.032	15.986	14.291	13.744	12.050
Vision No. of Units	65,190	73,374	79,038	81,669	90,617	96,838	122,065	137,771	163,474	156,302
NY Vision No. of Units	2,235	2,235	2,235	2,235	2,235	8,096	8,551	12,630	2,235	3,814
All Cap Value Trust—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	16.055	17.074	14.693	11.817	16.891	15.895	14.233	13.726	12.051	8.867
Value at End of Year	17.469	16.055	17.074	14.693	11.817	16.891	15.895	14.233	13.726	12.051
Vision No. of Units	18,987	23,478	28,500	33,665	40,678	50,493	59,105	74,210	124,108	75,496
NY Vision No. of Units	8,258	8,258	8,258	9,055	9,908	15,041	15,338	14,380	12,839	14,647
American Asset Allocation Trust—Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits
Value at Start of Year	11.462	11.547	10.476	12.500	—	—	—	—	—	—
Value at End of Year	13.051	11.462	11.547	10.476	—	—	—	—	—	—
Vision No. of Units	719,297	808,537	898,530	962,929	—	—	—	—	—	—
NY Vision No. of Units	28,952	31,406	33,059	35,886	—	—	—	—	—	—
American Asset Allocation Trust—Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	11.397	11.494	10.447	8.620	12.497	12.500	—	—	—	—
Value at End of Year	12.939	11.397	11.494	10.447	8.620	12.497	—	—	—	—
Vision 2007 No. of Units	1,804,320	2,504,921	3,606,564	3,340,705	2,351,755	979,439	—	—	—	—
NY Vision 2007 No. of Units	32,078	37,279	38,911	39,883	35,845	13,403	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	11.424	11.515	10.447	8.628	12.501	12.500	—	—	—	—
Value at End of Year	12.976	11.424	11.515	10.447	8.628	12.501	—	—	—	—
Vision No. of Units	104,725	110,404	136,625	196,575	228,444	165,167	—	—	—	—
NY Vision No. of Units	3,317	4,100	4,960	5,287	8,754	8,389	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.291	11.410	10.391	8.591	12.480	12.500	—	—	—	—
Value at End of Year	12.793	11.291	11.410	10.391	8.591	12.480	—	—	—	—
Vision 2007 No. of Units	561,662	607,384	712,455	838,339	804,603	357,853	—	—	—	—
NY Vision 2007 No. of Units	31,926	32,817	33,080	33,310	23,101	14,445	—	—	—	—
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012)—Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	16.350	16.866	15.292	12.235	19.726	19.763	17.202	16.395	15.274	12.500
Value at End of Year	—	16.350	16.866	15.292	12.235	19.726	19.763	17.202	16.395	15.274
Vision No. of Units	—	118,412	133,048	147,784	202,186	241,986	307,474	316,180	—	—
NY Vision No. of Units	—	454	617	617	629	1,300	1,554	1,589	1,464	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
American Bond Trust (merged into Bond Trust eff 10-28-2011)—Series II Shares (units first credited 08-01-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	12.796	11.629	13.117	13.194	—	—	—	—
Value at End of Year	—	—	13.331	12.796	11.629	13.117	—	—	—	—
Vision 2007 No. of Units	—	—	496,525	523,675	474,424	563,792	—	—	—	—
NY Vision 2007 No. of Units	—	—	9,380	9,473	9,394	10,942	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	12.824	11.649	13.133	12.994	12.405	12.500	—	—
Value at End of Year	—	—	13.367	12.824	11.649	13.133	12.994	12.405	—	—
Vision No. of Units	—	—	206,118	225,339	188,628	193,104	85,603	25,346	—	—
NY Vision No. of Units	—	—	604	3,441	2,591	6,815	3,898	1,723	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	12.684	11.550	13.054	13.148	—	—	—	—
Value at End of Year	—	—	13.187	12.684	11.550	13.054	—	—	—	—
Vision 2007 No. of Units	—	—	136,743	140,214	176,278	246,067	—	—	—	—
NY Vision 2007 No. of Units	—	—	3,149	3,304	2,459	2,675	—	—	—	—
American Global Growth Trust—Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	10.773	12.095	11.066	7.959	13.203	12.500	—	—	—	—
Value at End of Year	12.921	10.773	12.095	11.066	7.959	13.203	—	—	—	—
Vision 2007 No. of Units	197,156	219,500	230,363	252,317	327,275	350,974	—	—	—	—
NY Vision 2007 No. of Units	704	704	704	704	704	927	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	10.799	12.117	11.081	7.966	13.208	12.500	—	—	—	—
Value at End of Year	12.958	10.799	12.117	11.081	7.966	13.208	—	—	—	—
Vision No. of Units	77,110	78,850	81,443	72,811	36,421	85,606	—	—	—	—
NY Vision No. of Units	310	9,133	9,133	8,972	9,866	4,001	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	10.673	12.007	11.007	7.932	13.186	12.500	—	—	—	—
Value at End of Year	12.775	10.673	12.007	11.007	7.932	13.186	—	—	—	—
Vision 2007 No. of Units	89,504	109,152	109,495	112,975	137,956	127,617	—	—	—	—
NY Vision 2007 No. of Units	999	1,000	1,078	1,214	238	—	—	—	—	—
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013)—Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	9.139	11.566	9.655	6.121	13.475	12.500	—	—	—	—
Value at End of Year	10.556	9.139	11.566	9.655	6.121	13.475	—	—	—	—
Vision 2007 No. of Units	83,581	91,017	83,289	99,033	143,057	110,712	—	—	—	—
NY Vision 2007 No. of Units	263	271	224	238	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	9.161	11.587	9.667	6.126	13.480	12.500	—	—	—	—
Value at End of Year	10.586	9.161	11.587	9.667	6.126	13.480	—	—	—	—
Vision No. of Units	23,619	32,410	42,468	37,543	13,938	31,024	—	—	—	—
NY Vision No. of Units	438	4,047	4,354	4,354	6,051	2,291	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	9.054	11.481	9.603	6.100	13.457	12.500	—	—	—	—
Value at End of Year	10.437	9.054	11.481	9.603	6.100	13.457	—	—	—	—
Vision 2007 No. of Units	30,813	33,902	30,491	36,567	52,713	44,430	—	—	—	—
American Growth Trust—Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	18.319	19.570	16.849	12.358	22.561	21.565	—	—	—	—
Value at End of Year	21.113	18.319	19.570	16.849	12.358	22.561	—	—	—	—
Vision 2007 No. of Units	191,552	227,590	240,084	283,508	327,817	258,361	—	—	—	—
NY Vision 2007 No. of Units	3,277	3,277	3,565	3,649	3,685	4,177	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	18.399	19.645	16.849	12.358	22.561	20.578	19.079	16.780	15.244	12.500
Value at End of Year	21.215	18.399	19.645	16.849	12.358	22.561	20.578	19.079	16.780	15.244
Vision No. of Units	432,267	510,594	597,927	684,909	799,764	890,649	1,022,250	1,123,993	1,160,587	516,807
NY Vision No. of Units	6,595	7,281	7,570	9,021	11,524	17,414	20,883	21,735	9,622	4,095

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	18.005	19.273	16.626	12.219	22.352	21.393	—	—	—	—
Value at End of Year	20.708	18.005	19.273	16.626	12.219	22.352	—	—	—	—
Vision 2007 No. of Units	41,627	54,248	59,940	66,671	98,887	80,072	—	—	—	—
NY Vision 2007 No. of Units	1,187	1,163	1,197	1,355	1,552	1,116	—	—	—	—
American Growth-Income Trust—Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.385	17.013	15.574	12.500	—	—	—	—	—	—
Value at End of Year	18.880	16.385	17.013	15.574	—	—	—	—	—	—
Vision No. of Units	442,640	450,713	525,611	576,572	—	—	—	—	—	—
NY Vision No. of Units	25,556	27,150	28,769	34,953	—	—	—	—	—	—
American Growth-Income Trust—Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	16.248	16.905	15.513	12.076	19.867	20.178	—	—	—	—
Value at End of Year	18.679	16.248	16.905	15.513	12.076	19.867	—	—	—	—
Vision 2007 No. of Units	217,120	256,447	271,681	298,202	336,475	303,116	—	—	—	—
NY Vision 2007 No. of Units	4,511	4,946	5,342	5,412	5,426	5,175	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	16.318	16.970	15.513	12.076	19.867	19.379	17.188	16.596	15.363	12.500
Value at End of Year	18.769	16.318	16.970	15.513	12.076	19.867	19.379	17.188	16.596	15.363
Vision No. of Units	226,623	205,961	270,737	340,511	660,449	799,164	862,636	960,769	990,232	432,573
NY Vision No. of Units	9,987	10,280	10,500	12,129	18,255	19,498	13,741	18,071	7,914	1,947
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.969	16.648	15.308	11.940	19.683	20.018	—	—	—	—
Value at End of Year	18.321	15.969	16.648	15.308	11.940	19.683	—	—	—	—
Vision 2007 No. of Units	47,086	64,319	71,912	76,046	98,565	90,944	—	—	—	—
NY Vision 2007 No. of Units	1,342	1,743	1,817	1,904	1,588	1,267	—	—	—	—
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013)—Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	13.556	13.607	12.085	8.880	11.947	12.500	—	—	—	—
Value at End of Year	15.056	13.556	13.607	12.085	8.880	11.947	—	—	—	—
Vision 2007 No. of Units	69,065	79,838	85,800	101,613	105,313	84,830	—	—	—	—
NY Vision 2007 No. of Units	1,717	1,718	1,726	1,726	6,090	1,536	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	13.587	13.632	12.101	8.888	11.951	12.500	—	—	—	—
Value at End of Year	15.099	13.587	13.632	12.101	8.888	11.951	—	—	—	—
Vision No. of Units	65,120	66,060	63,935	56,802	31,027	14,354	—	—	—	—
NY Vision No. of Units	414	414	414	1,004	—	672	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.430	13.508	12.021	8.851	11.931	12.500	—	—	—	—
Value at End of Year	14.886	13.430	13.508	12.021	8.851	11.931	—	—	—	—
Vision 2007 No. of Units	17,730	18,237	20,820	23,067	29,033	28,786	—	—	—	—
NY Vision 2007 No. of Units	337	337	337	337	—	—	—	—	—	—
American International Trust—Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	21.819	25.919	24.713	17.651	31.211	28.471	—	—	—	—
Value at End of Year	25.151	21.819	25.919	24.713	17.651	31.211	—	—	—	—
Vision 2007 No. of Units	84,283	94,164	93,528	101,601	124,784	118,877	—	—	—	—
NY Vision 2007 No. of Units	1,607	1,607	1,738	1,759	1,694	1,922	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	21.913	26.019	24.796	17.701	31.284	26.637	22.885	19.248	16.481	12.500
Value at End of Year	25.273	21.913	26.019	24.796	17.701	31.284	26.637	22.885	19.248	16.481
Vision No. of Units	209,321	255,522	298,386	344,278	411,153	464,638	513,743	539,948	514,539	156,117
NY Vision No. of Units	9,261	11,396	11,538	5,528	15,988	19,624	42,613	40,145	28,062	2,201
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	21.444	25.525	24.386	17.452	30.922	28.245	—	—	—	—
Value at End of Year	24.670	21.444	25.525	24.386	17.452	30.922	—	—	—	—
Vision 2007 No. of Units	21,667	28,011	28,609	30,551	47,134	40,140	—	—	—	—
NY Vision 2007 No. of Units	600	1,098	1,033	1,092	1,243	899	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
American New World Trust—Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	11.912	14.155	12.286	8.398	14.897	12.500	—	—	—	—
Value at End of Year	13.715	11.912	14.155	12.286	8.398	14.897	—	—	—	—
Vision 2007 No. of Units	50,169	64,210	65,997	68,549	86,465	71,263	—	—	—	—
NY Vision 2007 No. of Units	201	207	183	186	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	11.940	14.181	12.303	8.405	14.902	12.500	—	—	—	—
Value at End of Year	13.754	11.940	14.181	12.303	8.405	14.902	—	—	—	—
Vision No. of Units	92,601	104,902	107,781	94,698	35,917	128,997	—	—	—	—
NY Vision No. of Units	315	3,172	3,554	3,839	8,522	7,317	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.801	14.052	12.221	8.369	14.877	12.500	—	—	—	—
Value at End of Year	13.560	11.801	14.052	12.221	8.369	14.877	—	—	—	—
Vision 2007 No. of Units	12,525	14,159	22,688	13,051	22,022	19,318	—	—	—	—
NY Vision 2007 No. of Units	4	4	70	198	225	—	—	—	—	—
BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund)—Class II Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	14.436	15.074	13.601	10.563	17.002	17.007	14.211	12.500	12.881	9.842
Value at End of Year	16.171	14.436	15.074	13.601	10.563	17.002	17.007	14.211	14.055	12.881
Vision No. of Units	1,695	5,668	6,602	7,003	7,125	7,095	9,839	11,022	13,131	20,574
BlackRock Global Allocation V.I. Fund (formerly Mercury Global Allocation V.I. Fund)—Class II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	23.908	20.807	18.179	—	—	—
Value at End of Year	—	—	—	—	18.914	23.908	20.807	18.179	—	—
Vision No. of Units	—	—	—	—	—	—	—	—	—	—
BlackRock Value Opportunities V.I. Fund (formerly Mercury Value Opportunities V.I. Fund)—Class II Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	18.413	19.208	15.196	12.047	20.481	21.042	18.985	12.500	15.505	11.052
Value at End of Year	20.520	18.413	19.208	15.196	12.047	20.481	21.042	18.985	17.508	15.505
Vision No. of Units	1,858	1,918	2,477	2,779	2,823	2,795	2,809	6,585	10,647	21,729
Blue Chip Growth Trust—Series I Shares (units first credited 12-11-1992)
Contracts with no Optional Benefits
Value at Start of Year	24.320	24.373	21.333	15.177	26.853	24.215	22.464	21.626	20.165	15.871
Value at End of Year	28.302	24.320	24.373	21.333	15.177	26.853	24.215	22.464	21.626	20.165
Vision No. of Units	531,252	589,042	658,442	795,313	862,985	986,392	1,158,186	1,443,660	1,830,165	2,422,532
NY Vision No. of Units	27,892	29,262	32,539	34,858	40,435	57,090	91,827	113,966	141,018	162,826
Blue Chip Growth Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	15.302	15.373	13.487	9.623	17.062	16.301	—	—	—	—
Value at End of Year	17.764	15.302	15.373	13.487	9.623	17.062	—	—	—	—
Vision 2007 No. of Units	12,857	14,571	14,396	13,201	11,518	8,758	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	14.344	14.404	12.630	9.007	15.962	14.424	13.414	12.943	12.091	9.527
Value at End of Year	16.661	14.344	14.404	12.630	9.007	15.962	14.424	13.414	12.943	12.091
Vision No. of Units	145,730	164,440	190,821	216,320	228,876	215,057	242,362	305,029	315,766	271,540
NY Vision No. of Units	11,018	11,855	12,421	13,156	14,490	16,311	17,702	19,513	20,682	23,277
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.010	15.110	13.283	9.496	16.870	16.140	—	—	—	—
Value at End of Year	17.390	15.010	15.110	13.283	9.496	16.870	—	—	—	—
Vision 2007 No. of Units	6,437	6,475	9,928	6,558	5,759	1,742	—	—	—	—
NY Vision 2007 No. of Units	3	3	65	180	200	—	—	—	—	—
Bond Trust—Series I Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.558	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.108	12.558	—	—	—	—	—	—	—	—
Vision No. of Units	112,917	121,113	—	—	—	—	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Bond Trust—Series II Shares (units first credited 10-28-2011)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	12.557	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.100	12.557	—	—	—	—	—	—	—	—
Vision 2007 No. of Units	449,179	472,565	—	—	—	—	—	—	—	—
NY Vision 2007 No. of Units	9,618	9,618	—	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	12.558	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.108	12.558	—	—	—	—	—	—	—	—
Vision No. of Units	121,607	47,722	—	—	—	—	—	—	—	—
NY Vision No. of Units	316	466	—	—	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.553	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.069	12.553	—	—	—	—	—	—	—	—
Vision 2007 No. of Units	117,035	125,202	—	—	—	—	—	—	—	—
NY Vision 2007 No. of Units	3,314	3,016	—	—	—	—	—	—	—	—
Capital Appreciation Trust—Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	9.508	9.659	8.781	6.273	10.160	9.256	9.201	8.205	7.630	5.992
Value at End of Year	10.846	9.508	9.659	8.781	6.273	10.160	9.256	9.201	8.205	7.630
Vision No. of Units	551,517	623,507	718,524	389,899	430,164	505,200	655,928	171,060	167,361	161,764
NY Vision No. of Units	49,235	53,419	59,723	39,748	47,045	54,107	63,745	4,771	4,992	5,138
Capital Appreciation Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	14.826	15.106	13.770	9.861	16.012	14.973	—	—	—	—
Value at End of Year	16.883	14.826	15.106	13.770	9.861	16.012	—	—	—	—
Vision 2007 No. of Units	12,508	23,382	28,843	38,873	35,680	508	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	13.638	13.888	12.654	9.057	14.700	13.420	13.367	11.952	11.125	8.743
Value at End of Year	15.539	13.638	13.888	12.654	9.057	14.700	13.420	13.367	11.952	11.125
Vision No. of Units	60,808	74,943	85,645	86,385	111,760	148,512	206,778	71,415	39,904	52,237
NY Vision No. of Units	7,628	7,679	8,110	3,146	2,343	2,451	2,504	2,623	3,992	4,375
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.832	—	—	—	—	14.928	—	—	—	—
Value at End of Year	16.528	—	—	—	—	15.832	—	—	—	—
Vision 2007 No. of Units	560	—	—	—	—	186	—	—	—	—
Capital Appreciation Value Trust—Series II Shares (units first credited 06-16-2008)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	13.058	12.911	11.556	9.053	12.500	—	—	—	—	—
Value at End of Year	14.698	13.058	12.911	11.556	9.053	—	—	—	—	—
Vision 2007 No. of Units	278,223	248,199	261,313	298,220	190,312	—	—	—	—	—
NY Vision 2007 No. of Units	1,051	1,068	1,094	5,263	9,142	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	13.082	12.927	11.565	9.056	12.500	—	—	—	—	—
Value at End of Year	14.731	13.082	12.927	11.565	9.056	—	—	—	—	—
Vision No. of Units	4,207	4,295	6,321	17,758	24,013	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.966	12.845	11.521	9.043	12.500	—	—	—	—	—
Value at End of Year	14.565	12.966	12.845	11.521	9.043	—	—	—	—	—
Vision 2007 No. of Units	90,346	93,034	119,189	139,800	94,872	—	—	—	—	—
NY Vision 2007 No. of Units	11,507	11,869	16,205	16,922	21,708	—	—	—	—	—
Classic Value Trust (merged into Equity-Income Trust eff 05-01-2009)—Series II Shares (units first credited 05-03-2004)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.405	17.697	—	—	—	—
Value at End of Year	—	—	—	—	7.692	14.405	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	3,935	189	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.431	16.828	14.768	13.745	12.500	—
Value at End of Year	—	—	—	—	7.710	14.431	16.828	14.768	13.745	—
Vision No. of Units	—	—	—	—	12,627	33,657	45,835	30,038	12,844	—
NY Vision No. of Units	—	—	—	—	—	455	455	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	14.300	17.592	—	—	—	—
Value at End of Year	—	—	—	—	7.621	14.300	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	2,363	2,363	—	—	—	—
Core Allocation Plus Trust—Series II Shares (units first credited 06-16-2008)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	11.165	11.649	10.744	8.736	12.500	—	—	—	—	—
Value at End of Year	12.441	11.165	11.649	10.744	8.736	—	—	—	—	—
Vision 2007 No. of Units	199,754	211,526	223,215	218,309	101,130	—	—	—	—	—
NY Vision 2007 No. of Units	635	644	636	4,988	679	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	11.185	11.664	10.752	8.738	12.500	—	—	—	—	—
Value at End of Year	12.469	11.185	11.664	10.752	8.738	—	—	—	—	—
Vision No. of Units	3,016	3,016	55,777	60,364	2,972	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.086	11.590	10.711	8.726	12.500	—	—	—	—	—
Value at End of Year	12.328	11.086	11.590	10.711	8.726	—	—	—	—	—
Vision 2007 No. of Units	79,252	85,183	98,746	101,173	32,294	—	—	—	—	—
NY Vision 2007 No. of Units	1,904	2,076	2,078	2,089	4,676	—	—	—	—	—
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012)—Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	15.810	16.350	15.012	12.500	—	—	—	—	—	—
Value at End of Year	—	15.810	16.350	15.012	—	—	—	—	—	—
Vision No. of Units	—	10,718	11,461	2,197	—	—	—	—	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012)—Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.412	16.537	15.004	12.500	—	—	—	—	—	—
Value at End of Year	—	16.412	16.537	15.004	—	—	—	—	—	—
Vision No. of Units	—	45,867	16,311	4,341	—	—	—	—	—	—
Core Bond Trust—Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.200	15.243	14.494	13.443	13.251	12.703	12.463	12.500	—	—
Value at End of Year	16.932	16.200	15.243	14.494	13.443	13.251	12.703	12.463	—	—
Vision No. of Units	22,582	29,781	26,507	24,534	13,030	14,809	3,201	2,746	—	—
NY Vision No. of Units	1,542	1,542	1,542	888	—	696	957	957	—	—
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012)—Series II Shares (units first credited 05-01-2009)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	16.335	16.949	15.365	12.500	—	—	—	—	—	—
Value at End of Year	—	16.335	16.949	15.365	—	—	—	—	—	—
Vision 2007 No. of Units	—	285,726	107,064	86,547	—	—	—	—	—	—
NY Vision 2007 No. of Units	—	216	217	211	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	16.357	16.963	15.370	12.500	—	—	—	—	—	—
Value at End of Year	—	16.357	16.963	15.370	—	—	—	—	—	—
Vision No. of Units	—	8,885	13,339	7,244	—	—	—	—	—	—
NY Vision No. of Units	—	3,143	3,143	3,624	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.248	16.893	15.344	12.500	—	—	—	—	—	—
Value at End of Year	—	16.248	16.893	15.344	—	—	—	—	—	—
Vision 2007 No. of Units	—	24,842	22,452	11,959	—	—	—	—	—	—
NY Vision 2007 No. of Units	—	1,422	1,376	1,461	—	—	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009)—Series II Shares (units first credited 05-03-2004)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.126	15.860	—	—	—	—
Value at End of Year	—	—	—	—	6.306	14.126	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	2,795	3,549	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.152	15.317	14.624	14.055	12.500	—
Value at End of Year	—	—	—	—	6.321	14.152	15.317	14.624	14.055	—
Vision No. of Units	—	—	—	—	25,880	28,662	43,890	47,644	59,396	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	14.023	15.765	—	—	—	—
Value at End of Year	—	—	—	—	6.247	14.023	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	3,421	—	—	—	—	—
Core Fundamental Holdings Trust—Series II Shares (units first credited 05-01-2009)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	15.638	15.824	14.679	12.500	—	—	—	—	—	—
Value at End of Year	17.035	15.638	15.824	14.679	—	—	—	—	—	—
Vision 2007 No. of Units	67,694	44,927	52,998	57,059	—	—	—	—	—	—
NY Vision 2007 No. of Units	—	—	4,631	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	15.659	15.837	14.684	12.500	—	—	—	—	—	—
Value at End of Year	17.067	15.659	15.837	14.684	—	—	—	—	—	—
Vision No. of Units	16,793	17,272	13,345	3,081	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.555	15.771	14.659	12.500	—	—	—	—	—	—
Value at End of Year	16.911	15.555	15.771	14.659	—	—	—	—	—	—
Vision 2007 No. of Units	29,778	20,905	16,647	12,388	—	—	—	—	—	—
NY Vision 2007 No. of Units	1,323	1,380	1,471	1,530	—	—	—	—	—	—
Core Global Diversification Trust—Series II Shares (units first credited 05-01-2009)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	15.286	16.154	15.173	12.500	—	—	—	—	—	—
Value at End of Year	16.965	15.286	16.154	15.173	—	—	—	—	—	—
Vision 2007 No. of Units	349,080	368,614	131,618	96,016	—	—	—	—	—	—
NY Vision 2007 No. of Units	1,632	1,644	1,657	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	15.306	16.167	15.178	12.500	—	—	—	—	—	—
Value at End of Year	16.996	15.306	16.167	15.178	—	—	—	—	—	—
Vision No. of Units	9,059	7,693	15,633	8,594	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.205	16.100	15.153	12.500	—	—	—	—	—	—
Value at End of Year	16.841	15.205	16.100	15.153	—	—	—	—	—	—
Vision 2007 No. of Units	45,041	59,518	60,527	42,891	—	—	—	—	—	—
NY Vision 2007 No. of Units	5,157	5,270	5,339	5,408	—	—	—	—	—	—
Core Strategy Trust (formerly Index Allocation Trust)—Series II Shares (units first credited 02-13-2006)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	13.242	13.468	12.212	10.211	14.126	14.053	—	—	—	—
Value at End of Year	14.615	13.242	13.468	12.212	10.211	14.126	—	—	—	—
Vision 2007 No. of Units	510,945	496,951	502,234	525,971	463,033	307,933	—	—	—	—
NY Vision 2007 No. of Units	297	321	348	375	733	440	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	13.281	13.501	12.236	10.225	14.139	13.492	12.500	—	—	—
Value at End of Year	14.666	13.281	13.501	12.236	10.225	14.139	13.492	—	—	—
Vision No. of Units	34,452	31,826	19,337	18,774	16,898	14,857	561	—	—	—
NY Vision No. of Units	—	—	3,089	3,089	3,276	3,089	3,089	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.087	13.337	12.118	10.152	14.073	14.019	—	—	—	—
Value at End of Year	14.416	13.087	13.337	12.118	10.152	14.073	—	—	—	—
Vision 2007 No. of Units	123,764	134,043	207,504	208,200	182,142	26,480	—	—	—	—
NY Vision 2007 No. of Units	2,288	2,328	2,242	2,283	3,604	4,078	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Disciplined Diversification Trust—Series II Shares (units first credited 06-16-2008)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	12.168	12.666	11.382	9.119	12.500	—	—	—	—	—
Value at End of Year	13.468	12.168	12.666	11.382	9.119	—	—	—	—	—
Vision 2007 No. of Units	1,173,899	1,228,031	1,291,017	1,411,259	328,257	—	—	—	—	—
NY Vision 2007 No. of Units	—	—	—	4,347	369	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	12.189	12.682	11.391	9.121	12.500	—	—	—	—	—
Value at End of Year	13.499	12.189	12.682	11.391	9.121	—	—	—	—	—
Vision No. of Units	2,392	4,513	17,977	17,968	28,146	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.082	12.602	11.347	9.109	12.500	—	—	—	—	—
Value at End of Year	13.346	12.082	12.602	11.347	9.109	—	—	—	—	—
Vision 2007 No. of Units	123,759	127,826	186,664	191,812	98,693	—	—	—	—	—
NY Vision 2007 No. of Units	1,043	1,052	1,062	1,070	3,299	—	—	—	—	—
Diversified Bond Trust (merged into Active Bond Trust eff 05-01-2005)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.566	13.186
Value at End of Year	—	—	—	—	—	—	—	—	13.831	13.566
Vision No. of Units	—	—	—	—	—	—	—	—	626,977	307,153
NY Vision No. of Units	—	—	—	—	—	—	—	—	7,036	11,806
Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 04-25-2008)—Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	5.421	4.963	4.489	4.149	3.269
Value at End of Year	—	—	—	—	—	5.826	5.421	4.963	4.489	4.149
Vision No. of Units	—	—	—	—	—	273,048	325,979	375,265	446,081	544,937
NY Vision No. of Units	—	—	—	—	—	19,764	23,815	24,884	26,877	35,330
Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 04-25-2008)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	15.798	14.505	13.165	12.165	9.578
Value at End of Year	—	—	—	—	—	16.964	15.798	14.505	13.165	12.165
Vision No. of Units	—	—	—	—	—	22,645	30,312	42,934	51,546	70,072
NY Vision No. of Units	—	—	—	—	—	919	1,274	1,843	2,544	3,289
Emerging Growth Trust (merged into Small Cap Growth Trust eff 11-07-2008)—Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.616	17.903	16.950	16.159	12.500
Value at End of Year	—	—	—	—	—	20.014	19.616	17.903	16.950	16.159
Vision No. of Units	—	—	—	—	—	14,288	16,688	11,697	10,133	15,159
NY Vision No. of Units	—	—	—	—	—	1,630	229	—	—	—
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-2009)—Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	20.423	19.218	19.078	16.950	16.832	12.246
Value at End of Year	—	—	—	—	11.393	20.423	19.218	19.078	16.950	16.832
Vision No. of Units	—	—	—	—	116,030	151,654	209,750	261,571	7,576	444,245
NY Vision No. of Units	—	—	—	—	8,497	9,266	13,592	17,768	—	22,090
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-2009)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.963	14.107	14.036	13.608	12.428	9.059
Value at End of Year	—	—	—	—	8.330	14.963	14.107	14.036	13.608	12.428
Vision No. of Units	—	—	—	—	21,180	39,131	74,149	92,732	115,206	144,631
NY Vision No. of Units	—	—	—	—	1,186	5,020	5,823	5,010	5,135	5,572
Equity-Income Trust—Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	29.172	29.898	26.403	21.352	33.899	33.350	28.485	27.864	24.675	19.976
Value at End of Year	33.673	29.172	29.898	26.403	21.352	33.899	33.350	28.485	27.864	24.675
Vision No. of Units	545,543	625,063	685,997	784,653	919,325	1,069,998	1,268,036	1,478,399	1,836,252	2,184,808
NY Vision No. of Units	15,503	16,737	21,091	23,587	28,292	37,191	41,122	57,637	73,656	80,793

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Equity-Income Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	14.871	15.281	13.526	10.958	17.461	18.278	—	—	—	—
Value at End of Year	17.131	14.871	15.281	13.526	10.958	17.461	—	—	—	—
Vision 2007 No. of Units	49,282	53,387	56,632	47,813	36,370	34,594	—	—	—	—
NY Vision 2007 No. of Units	1,222	1,222	1,222	1,222	1,222	1,222	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	15.360	15.775	13.526	11.302	17.461	17.739	15.184	14.882	13.202	10.703
Value at End of Year	17.703	15.360	15.775	13.526	11.302	17.461	17.739	15.184	14.882	13.202
Vision No. of Units	151,703	167,530	178,929	219,049	275,354	381,362	417,195	559,379	658,364	551,993
NY Vision No. of Units	13,069	13,380	8,055	4,385	4,618	11,803	14,954	24,179	28,251	39,053
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.587	15.019	13.320	10.814	17.265	18.098	—	—	—	—
Value at End of Year	16.770	14.587	15.019	13.320	10.814	17.265	—	—	—	—
Vision 2007 No. of Units	791	2,318	3,895	5,400	3,824	3,552	—	—	—	—
NY Vision 2007 No. of Units	751	751	813	928	177	—	—	—	—	—
Financial Services Trust—Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	11.824	13.284	12.031	8.649	15.889	17.337	14.315	13.256	12.210	9.293
Value at End of Year	13.729	11.824	13.284	12.031	8.649	15.889	17.337	14.315	13.256	12.210
Vision No. of Units	23,027	20,979	22,987	35,632	42,525	33,413	75,866	58,587	42,217	55,648
NY Vision No. of Units	958	1,259	1,259	1,327	1,402	2,381	2,400	3,984	5,074	7,921
Financial Services Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	12.727	14.329	13.013	9.389	17.287	18.928	—	—	—	—
Value at End of Year	14.740	12.727	14.329	13.013	9.389	17.287	—	—	—	—
Vision 2007 No. of Units	2,424	3,497	7,071	3,761	2,045	1,307	—	—	—	—
NY Vision 2007 No. of Units	134	138	129	126	366	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	12.930	14.550	13.013	9.524	17.527	19.147	15.855	14.703	13.578	10.348
Value at End of Year	14.983	12.930	14.550	13.013	9.524	17.527	19.147	15.855	14.703	13.578
Vision No. of Units	12,016	14,226	17,620	16,702	21,567	26,293	40,839	46,075	62,662	84,598
NY Vision No. of Units	14,662	14,662	14,662	14,662	4,910	4,910	4,910	9,846	10,075	10,785
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.483	14.083	12.815	9.265	17.093	18.741	—	—	—	—
Value at End of Year	14.430	12.483	14.083	12.815	9.265	17.093	—	—	—	—
Vision 2007 No. of Units	1,008	1,035	987	1,454	993	886	—	—	—	—
NY Vision 2007 No. of Units	134	134	134	134	605	605	—	—	—	—
Franklin Templeton Founding Allocation Trust—Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	10.258	10.614	9.776	7.583	11.969	12.500	—	—	—	—
Value at End of Year	11.700	10.258	10.614	9.776	7.583	11.969	—	—	—	—
Vision 2007 No. of Units	1,537,215	1,873,402	2,207,403	2,678,346	3,166,000	2,068,586	—	—	—	—
NY Vision 2007 No. of Units	11,568	15,986	16,213	19,243	25,073	21,715	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	10.282	10.634	9.789	7.590	11.973	12.500	—	—	—	—
Value at End of Year	11.733	10.282	10.634	9.789	7.590	11.973	—	—	—	—
Vision No. of Units	51,167	62,122	79,624	100,017	130,398	82,173	—	—	—	—
NY Vision No. of Units	632	733	1,622	1,959	2,387	2,618	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	10.162	10.537	9.724	7.558	11.953	12.500	—	—	—	—
Value at End of Year	11.568	10.162	10.537	9.724	7.558	11.953	—	—	—	—
Vision 2007 No. of Units	1,357,954	1,465,293	1,590,623	1,711,617	1,765,705	792,611	—	—	—	—
NY Vision 2007 No. of Units	37,250	37,741	37,228	33,881	31,686	34,596	—	—	—	—
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)—Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	16.871	17.553	14.968	11.886	21.292	20.902	18.492	17.348	15.380	12.500
Value at End of Year	20.461	16.871	17.553	14.968	11.886	21.292	20.902	18.492	17.348	15.380
Vision No. of Units	3,115	3,397	535	536	2,189	2,206	2,575	4,723	4,994	—
NY Vision No. of Units	—	—	—	—	—	461	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Fundamental Holdings Trust (formerly American Fundamental Holdings Trust)—Series II Shares (units first credited 11-12-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	11.171	11.501	10.616	8.524	12.560	12.500	—	—	—	—
Value at End of Year	12.351	11.171	11.501	10.616	8.524	12.560	—	—	—	—
Vision 2007 No. of Units	1,137,912	1,211,012	1,359,706	1,417,544	1,154,199	96,637	—	—	—	—
NY Vision 2007 No. of Units	40,837	51,438	52,811	46,993	29,544	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	11.194	11.519	10.627	8.528	12.561	12.500	—	—	—	—
Value at End of Year	12.383	11.194	11.519	10.627	8.528	12.561	—	—	—	—
Vision No. of Units	34,092	34,587	49,000	64,299	95,382	1,588	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.079	11.429	10.571	8.504	12.556	12.500	—	—	—	—
Value at End of Year	12.225	11.079	11.429	10.571	8.504	12.556	—	—	—	—
Vision 2007 No. of Units	514,643	586,410	652,583	709,101	438,634	5,456	—	—	—	—
NY Vision 2007 No. of Units	5,704	6,000	5,988	6,012	7,197	—	—	—	—	—
Fundamental Large Cap Value Trust (formerly Optimized Value Trust)—Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	13.511	13.514	12.147	9.919	17.198	18.482	15.521	14.501	12.500	—
Value at End of Year	16.508	13.511	13.514	12.147	9.919	17.198	18.482	15.521	14.501	—
Vision No. of Units	1,982	625	1,556	2,169	5,088	7,148	7,590	1,640	633	—
NY Vision No. of Units	—	—	—	—	1,520	1,520	1,010	1,010	—	—
Fundamental Value Trust—Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	13.499	14.263	12.821	9.891	16.572	16.195	14.377	13.428	12.211	9.561
Value at End of Year	15.054	13.499	14.263	12.821	9.891	16.572	16.195	14.377	13.428	12.211
Vision No. of Units	1,086,568	1,228,176	1,557,344	1,750,764	2,112,088	389,931	478,236	451,258	498,598	485,553
NY Vision No. of Units	62,413	69,862	79,707	93,221	107,740	10,058	14,284	21,539	20,870	18,049
Fundamental Value Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	14.558	15.422	13.897	10.742	18.049	18.294	—	—	—	—
Value at End of Year	16.198	14.558	15.422	13.897	10.742	18.049	—	—	—	—
Vision 2007 No. of Units	76,074	93,335	101,224	108,083	115,490	51,725	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	14.740	15.606	14.055	10.859	18.237	17.851	15.885	14.856	13.552	10.633
Value at End of Year	16.408	14.740	15.606	14.055	10.859	18.237	17.851	15.885	14.856	13.552
Vision No. of Units	155,630	198,146	235,152	284,936	340,332	285,654	340,272	338,545	349,644	159,722
NY Vision No. of Units	4,837	7,000	7,337	9,704	13,426	9,699	14,291	16,686	16,631	19,005
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.280	15.158	13.686	10.600	17.847	18.113	—	—	—	—
Value at End of Year	15.857	14.280	15.158	13.686	10.600	17.847	—	—	—	—
Vision 2007 No. of Units	9,726	10,641	10,804	11,005	12,570	7,325	—	—	—	—
NY Vision 2007 No. of Units	—	920	914	938	954	862	—	—	—	—
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009)—Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.810	12.389	11.096	10.621	9.579	7.703
Value at End of Year	—	—	—	—	8.279	12.810	12.389	11.096	10.621	9.579
Vision No. of Units	—	—	—	—	209,727	232,487	201,040	155,536	165,932	155,509
NY Vision No. of Units	—	—	—	—	15,877	23,189	25,804	35,083	32,616	33,063
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009)—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.679	16.749	—	—	—	—
Value at End of Year	—	—	—	—	10.757	16.679	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	32,735	34,228	—	—	—	—
NY Vision 2007 No. of Units	—	—	—	—	360	382	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.790	15.308	13.738	13.184	11.912	9.575
Value at End of Year	—	—	—	—	10.189	15.790	15.308	13.738	13.184	11.912
Vision No. of Units	—	—	—	—	54,121	57,641	77,742	59,593	44,325	50,888
NY Vision No. of Units	—	—	—	—	4,769	4,769	4,769	4,769	4,769	4,769

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	16.492	16.583	—	—	—	—
Value at End of Year	—	—	—	—	10.615	16.492	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	9,251	5,906	—	—	—	—
NY Vision 2007 No. of Units	—	—	—	—	794	777	—	—	—	—
Global Bond Trust—Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	24.927	23.230	21.411	18.863	20.077	18.620	17.981	19.559	18.037	15.891
Value at End of Year	26.240	24.927	23.230	21.411	18.863	20.077	18.620	17.981	19.559	18.037
Vision No. of Units	173,093	192,295	184,324	228,281	240,489	272,828	291,817	324,726	390,565	442,153
NY Vision No. of Units	2,837	2,462	4,034	4,266	4,764	7,535	6,705	9,975	9,675	13,477
Global Bond Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	21.944	20.505	18.939	16.731	17.850	16.703	—	—	—	—
Value at End of Year	23.041	21.944	20.505	18.939	16.731	17.850	—	—	—	—
Vision 2007 No. of Units	67,253	67,254	67,089	72,205	77,309	31,306	—	—	—	—
NY Vision 2007 No. of Units	85	81	91	86	2,796	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	23.048	21.526	18.939	17.546	18.711	17.397	16.833	18.332	16.932	14.947
Value at End of Year	24.213	23.048	21.526	18.939	17.546	18.711	17.397	16.833	18.332	16.932
Vision No. of Units	88,671	100,546	128,887	130,243	145,338	202,407	229,728	233,723	251,657	253,347
NY Vision No. of Units	7,299	7,299	7,299	7,299	2,979	2,979	3,308	3,949	4,489	25,201
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	21.526	20.154	18.652	16.510	17.650	16.538	—	—	—	—
Value at End of Year	22.556	21.526	20.154	18.652	16.510	17.650	—	—	—	—
Vision 2007 No. of Units	11,097	14,973	21,175	23,379	24,028	13,781	—	—	—	—
NY Vision 2007 No. of Units	202	609	660	661	408	581	—	—	—	—
Global Diversification Trust (formerly American Global Diversification Trust)—Series II Shares (units first credited 11-12-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	10.930	11.895	10.774	8.041	12.555	12.500	—	—	—	—
Value at End of Year	12.416	10.930	11.895	10.774	8.041	12.555	—	—	—	—
Vision 2007 No. of Units	725,975	781,357	872,671	1,038,979	965,464	62,185	—	—	—	—
NY Vision 2007 No. of Units	18,274	19,383	19,768	25,629	32,085	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	10.953	11.914	10.786	8.045	12.556	12.500	—	—	—	—
Value at End of Year	12.448	10.953	11.914	10.786	8.045	12.556	—	—	—	—
Vision No. of Units	15,229	20,168	31,668	35,496	46,646	2,582	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	10.840	11.821	10.728	8.022	12.552	12.500	—	—	—	—
Value at End of Year	12.289	10.840	11.821	10.728	8.022	12.552	—	—	—	—
Vision 2007 No. of Units	406,256	473,498	533,169	587,005	508,765	54,878	—	—	—	—
NY Vision 2007 No. of Units	5,935	6,266	6,188	6,286	7,854	—	—	—	—	—
Global Trust (formerly Global Equity Trust)—Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	18.925	20.467	19.309	14.943	25.131	25.215	21.304	19.560	17.329	13.822
Value at End of Year	22.661	18.925	20.467	19.309	14.943	25.131	25.215	21.304	19.560	17.329
Vision No. of Units	258,179	289,875	336,677	372,621	433,316	532,728	626,671	748,026	920,910	1,101,875
NY Vision No. of Units	2,714	2,874	2,900	2,827	5,044	5,563	8,922	10,492	18,431	18,219
Global Trust (formerly Global Equity Trust)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	13.688	14.838	14.026	10.876	18.321	18.425	15.597	14.349	12.737	10.178
Value at End of Year	16.358	13.688	14.838	14.026	10.876	18.321	18.425	15.597	14.349	12.737
Vision No. of Units	9,588	14,898	19,110	13,699	21,703	34,445	49,969	84,594	36,463	31,579
NY Vision No. of Units	358	358	358	358	358	409	6,833	4,087	3,959	4,080
Great Companies-America Trust (replaced by U.S. Global Leaders Growth Trust eff 04-29-2005)—Series II Shares (units first credited 08-04-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.915	12.500
Value at End of Year	—	—	—	—	—	—	—	—	13.934	13.915
Vision No. of Units	—	—	—	—	—	—	—	—	1,553	1,643

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Health Sciences Trust—Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	22.031	20.256	17.799	13.728	19.911	17.203	16.137	14.564	12.841	9.583
Value at End of Year	28.592	22.031	20.256	17.799	13.728	19.911	17.203	16.137	14.564	12.841
Vision No. of Units	63,100	69,415	73,791	96,901	106,358	102,035	143,212	147,017	126,965	106,687
NY Vision No. of Units	1,002	1,284	2,482	3,139	2,828	2,575	4,890	4,908	6,307	6,486
Health Sciences Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	23.859	21.982	19.364	14.972	21.774	20.356	—	—	—	—
Value at End of Year	30.879	23.859	21.982	19.364	14.972	21.774	—	—	—	—
Vision 2007 No. of Units	5,418	6,562	6,025	8,682	10,294	7,640	—	—	—	—
NY Vision 2007 No. of Units	483	605	83	83	112	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	21.526	19.823	17.453	13.487	19.606	16.973	15.952	14.424	12.747	9.535
Value at End of Year	27.873	21.526	19.823	17.453	13.487	19.606	16.973	15.952	14.424	12.747
Vision No. of Units	18,589	12,997	17,325	30,442	33,555	58,685	68,724	158,246	76,765	67,235
NY Vision No. of Units	5,981	5,990	5,999	6,227	7,935	7,032	7,602	9,684	7,929	9,882
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	23.403	21.606	19.070	14.774	21.530	20.154	—	—	—	—
Value at End of Year	30.228	23.403	21.606	19.070	14.774	21.530	—	—	—	—
Vision 2007 No. of Units	3,572	533	1,275	1,432	1,641	544	—	—	—	—
NY Vision 2007 No. of Units	89	320	363	443	359	230	—	—	—	—
High Income Trust (merged into High Yield Trust eff 05-02-2011)—Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	11.433	6.385	11.513	12.500	—	—	—	—
Value at End of Year	—	—	12.508	11.433	6.385	11.513	—	—	—	—
Vision 2007 No. of Units	—	—	514,894	62,523	319	373	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	11.448	6.391	11.517	12.500	—	—	—	—
Value at End of Year	—	—	12.531	11.448	6.391	11.517	—	—	—	—
Vision No. of Units	—	—	32,608	47,744	990	1,649	—	—	—	—
NY Vision No. of Units	—	—	446	446	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	11.372	6.364	11.498	12.500	—	—	—	—
Value at End of Year	—	—	12.417	11.372	6.364	11.498	—	—	—	—
Vision 2007 No. of Units	—	—	3,054	13,065	3,051	—	—	—	—	—
High Yield Trust—Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	19.661	19.810	17.700	11.646	16.799	16.805	15.479	15.175	13.892	11.348
Value at End of Year	23.011	19.661	19.810	17.700	11.646	16.799	16.805	15.479	15.175	13.892
Vision No. of Units	281,933	310,688	323,671	381,391	413,123	443,482	641,757	731,065	1,001,655	1,482,535
NY Vision No. of Units	3,834	3,095	4,182	8,817	9,023	17,232	22,718	32,634	52,643	55,969
High Yield Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	19.841	12.508	17.959	11.834	17.123	17.752	—	—	—	—
Value at End of Year	23.186	19.841	12.508	17.959	11.834	17.123	—	—	—	—
Vision 2007 No. of Units	213,326	389,935	85,706	493,411	475,022	26,942	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	19.365	12.531	17.511	11.533	16.679	16.730	15.428	15.146	13.891	11.371
Value at End of Year	22.642	19.365	12.531	17.511	11.533	16.679	16.730	15.428	15.146	13.891
Vision No. of Units	75,116	85,917	108,707	135,663	151,238	176,746	257,457	401,113	542,954	664,643
NY Vision No. of Units	1,173	1,845	1,889	1,963	3,628	7,681	8,495	8,769	87,846	89,688
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	19.462	12.417	17.687	11.678	16.931	17.576	—	—	—	—
Value at End of Year	22.698	19.462	12.417	17.687	11.678	16.931	—	—	—	—
Vision 2007 No. of Units	5,836	5,846	5,181	13,219	7,252	5,256	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009)—Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	22.100	22.223	20.790	20.087	18.972	15.249
Value at End of Year	—	—	—	—	15.188	22.100	22.223	20.790	20.087	18.972
Vision No. of Units	—	—	—	—	531,899	657,225	803,947	1,116,003	1,930,442	1,467,293
NY Vision No. of Units	—	—	—	—	24,041	26,049	32,378	39,199	41,380	35,927
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009)—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.505	16.110	—	—	—	—
Value at End of Year	—	—	—	—	10.635	15.505	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	13,362	12,179	—	—	—	—
NY Vision 2007 No. of Units	—	—	—	—	779	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.008	15.122	14.179	13.730	12.995	10.461
Value at End of Year	—	—	—	—	10.299	15.008	15.122	14.179	13.730	12.995
Vision No. of Units	—	—	—	—	154,331	210,564	241,517	387,862	722,579	365,710
NY Vision No. of Units	—	—	—	—	4,124	4,200	3,823	5,004	9,125	6,918
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	15.331	15.950	—	—	—	—
Value at End of Year	—	—	—	—	10.494	15.331	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	2,649	2,606	—	—	—	—
International Core Trust (formerly International Stock Trust)—Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	13.403	15.069	13.981	11.980	19.845	18.109	14.755	12.937	11.378	8.879
Value at End of Year	15.167	13.403	15.069	13.981	11.980	19.845	18.109	14.755	12.937	11.378
Vision No. of Units	136,560	154,043	178,196	201,376	254,275	315,625	329,997	349,025	423,479	467,360
NY Vision No. of Units	6,319	7,541	7,603	10,604	13,760	22,986	25,344	28,480	31,133	36,051
International Core Trust (formerly International Stock Trust)—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	14.311	16.137	15.006	12.878	21.396	21.102	—	—	—	—
Value at End of Year	16.154	14.311	16.137	15.006	12.878	21.396	—	—	—	—
Vision 2007 No. of Units	39,106	47,693	60,032	54,391	39,164	4,786	—	—	—	—
NY Vision 2007 No. of Units	—	—	—	—	132	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	14.803	16.684	15.006	13.301	22.088	20.208	16.485	14.484	12.765	9.963
Value at End of Year	16.718	14.803	16.684	15.006	13.301	22.088	20.208	16.485	14.484	12.765
Vision No. of Units	22,949	30,639	44,576	58,361	63,830	78,374	113,065	106,440	121,899	141,210
NY Vision No. of Units	196	196	196	196	196	3,923	3,923	3,923	3,923	4,315
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.037	15.861	14.778	12.708	21.156	20.893	—	—	—	—
Value at End of Year	15.814	14.037	15.861	14.778	12.708	21.156	—	—	—	—
Vision 2007 No. of Units	5,663	5,688	5,714	5,742	4,920	2,629	—	—	—	—
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012)—Series I Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	16.018	18.987	17.410	12.840	23.540	20.736	16.799	14.645	12.500	—
Value at End of Year	—	16.018	18.987	17.410	12.840	23.540	20.736	16.799	14.645	—
Vision No. of Units	—	42,004	45,222	11,898	24,247	38,182	54,512	26,628	26,406	—
NY Vision No. of Units	—	4,830	5,814	2,143	3,736	3,513	6,715	4,181	3,202	—
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012)—Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	15.770	18.734	17.202	12.720	23.364	20.627	16.740	14.621	12.500	—
Value at End of Year	—	15.770	18.734	17.202	12.720	23.364	20.627	16.740	14.621	—
Vision No. of Units	—	30,923	38,814	19,584	25,399	23,231	49,177	44,202	51,456	—
NY Vision No. of Units	—	1,097	1,097	1,097	25,262	25,262	—	335	362	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
International Equity Index Trust B—Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.217	—	—	—	—	—	—	—	—	—
Vision No. of Units	48,244	—	—	—	—	—	—	—	—	—
NY Vision No. of Units	6,694	—	—	—	—	—	—	—	—	—
International Equity Index Trust B—Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.213	—	—	—	—	—	—	—	—	—
Vision No. of Units	37,717	—	—	—	—	—	—	—	—	—
NY Vision No. of Units	1,511	—	—	—	—	—	—	—	—	—
International Growth Stock Trust—Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.972	—	—	—	—	—	—	—	—	—
Vision No. of Units	12,306	—	—	—	—	—	—	—	—	—
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012)—Series II Shares (units first credited 05-01-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	13.236	16.051	14.398	10.669	21.997	19.392	—	—	—	—
Value at End of Year	—	13.236	16.051	14.398	10.669	21.997	—	—	—	—
Vision 2007 No. of Units	—	25,473	37,937	27,588	30,033	11,663	—	—	—	—
NY Vision 2007 No. of Units	—	144	192	192	48	153	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	13.280	16.097	14.398	10.688	22.026	18.698	15.342	12.500	—	—
Value at End of Year	—	13.280	16.097	14.398	10.688	22.026	18.698	15.342	—	—
Vision No. of Units	—	29,731	42,159	47,919	47,767	71,855	53,851	78,604	—	—
NY Vision No. of Units	—	4,466	4,466	4,466	2,213	4,051	2,151	1,837	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.060	15.870	14.264	10.591	21.880	19.315	—	—	—	—
Value at End of Year	—	13.060	15.870	14.264	10.591	21.880	—	—	—	—
Vision 2007 No. of Units	—	1,336	1,242	1,245	785	45	—	—	—	—
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009)—Series I Shares (units first credited 03-04-1996)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	27.647	25.523	20.314	18.756	15.751	10.334
Value at End of Year	—	—	—	—	12.785	27.647	25.523	20.314	18.756	15.751
Vision No. of Units	—	—	—	—	172,415	218,424	222,864	232,787	278,172	330,568
NY Vision No. of Units	—	—	—	—	5,362	6,124	8,264	10,888	11,835	14,245
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009)—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	26.111	26.987	—	—	—	—
Value at End of Year	—	—	—	—	12.036	26.111	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	10,077	11,667	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	27.071	25.045	19.961	18.468	15.535	10.207
Value at End of Year	—	—	—	—	12.485	27.071	25.045	19.961	18.468	15.535
Vision No. of Units	—	—	—	—	12,643	20,340	30,137	35,517	77,862	41,614
NY Vision No. of Units	—	—	—	—	1,029	2,676	2,417	2,417	379	379
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	25.818	26.720	—	—	—	—
Value at End of Year	—	—	—	—	11.877	25.818	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	533	608	—	—	—	—
International Small Company Trust—Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	12.194	14.798	12.261	12.500	—	—	—	—	—	—
Value at End of Year	14.295	12.194	14.798	12.261	—	—	—	—	—	—
Vision No. of Units	138,567	158,897	205,198	244,089	—	—	—	—	—	—
NY Vision No. of Units	4,455	5,090	7,000	7,023	—	—	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
International Small Company Trust—Series II Shares (units first credited 11-16-2009)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	12.128	14.760	12.260	12.500	—	—	—	—	—	—
Value at End of Year	14.188	12.128	14.760	12.260	—	—	—	—	—	—
Vision 2007 No. of Units	5,063	10,828	15,358	8,553	—	—	—	—	—	—
NY Vision 2007 No. of Units	170	170	170	170	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	12.141	14.768	12.261	12.500	—	—	—	—	—	—
Value at End of Year	14.210	12.141	14.768	12.261	—	—	—	—	—	—
Vision No. of Units	13,749	14,189	15,093	17,731	—	—	—	—	—	—
NY Vision No. of Units	888	888	888	1,512	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.077	14.727	12.257	12.500	—	—	—	—	—	—
Value at End of Year	14.099	12.077	14.727	12.257	—	—	—	—	—	—
Vision 2007 No. of Units	784	784	784	1,180	—	—	—	—	—	—
International Value Trust—Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	14.745	17.201	16.194	12.126	21.503	19.961	15.659	14.401	12.045	8.453
Value at End of Year	17.313	14.745	17.201	16.194	12.126	21.503	19.961	15.659	14.401	12.045
Vision No. of Units	356,686	400,893	443,115	501,190	584,997	744,010	867,625	974,772	593,672	582,158
NY Vision No. of Units	9,914	17,824	20,914	29,349	33,685	43,058	53,159	68,605	43,527	53,622
International Value Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	16.680	19.499	18.404	13.806	24.557	24.216	—	—	—	—
Value at End of Year	19.525	16.680	19.499	18.404	13.806	24.557	—	—	—	—
Vision 2007 No. of Units	17,843	22,123	23,823	35,874	35,617	29,211	—	—	—	—
NY Vision 2007 No. of Units	537	537	537	537	537	537	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	17.693	20.672	18.404	13.806	24.557	24.168	19.006	17.516	14.672	10.321
Value at End of Year	20.721	17.693	20.672	18.404	13.806	24.557	24.168	19.006	17.516	14.672
Vision No. of Units	77,228	88,673	105,392	144,161	211,028	247,548	314,031	339,694	339,281	287,672
NY Vision No. of Units	18,347	19,645	20,161	6,730	3,906	7,540	8,897	11,350	11,462	12,726
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.362	19.165	18.125	13.624	24.282	23.977	—	—	—	—
Value at End of Year	19.114	16.362	19.165	18.125	13.624	24.282	—	—	—	—
Vision 2007 No. of Units	1,474	1,519	1,658	1,583	1,566	1,576	—	—	—	—
Investment Quality Bond Trust—Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	22.103	20.791	19.671	17.784	18.389	17.604	17.279	17.177	16.662	15.784
Value at End of Year	23.388	22.103	20.791	19.671	17.784	18.389	17.604	17.279	17.177	16.662
Vision No. of Units	265,641	292,136	330,357	358,887	399,645	453,424	506,122	628,155	798,147	1,139,573
NY Vision No. of Units	5,509	11,606	12,613	13,884	17,423	24,953	27,252	36,839	41,763	45,530
Investment Quality Bond Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	18.277	17.235	16.338	14.811	15.345	14.956	—	—	—	—
Value at End of Year	19.276	18.277	17.235	16.338	14.811	15.345	—	—	—	—
Vision 2007 No. of Units	45,695	64,633	48,767	68,732	48,489	48,533	—	—	—	—
NY Vision 2007 No. of Units	13,974	13,974	13,974	13,974	10,758	1,266	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	18.471	17.410	16.338	14.947	15.478	14.857	14.613	14.560	14.145	13.410
Value at End of Year	19.491	18.471	17.410	16.338	14.947	15.478	14.857	14.613	14.560	14.145
Vision No. of Units	101,467	109,293	119,642	135,033	133,342	168,568	190,439	215,659	247,442	281,976
NY Vision No. of Units	1,476	1,719	1,925	3,104	2,496	2,672	4,753	4,812	3,843	8,656
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.928	16.940	16.091	14.616	15.173	14.808	—	—	—	—
Value at End of Year	18.870	17.928	16.940	16.091	14.616	15.173	—	—	—	—
Vision 2007 No. of Units	7,917	17,651	7,589	8,706	13,492	13,220	—	—	—	—
NY Vision 2007 No. of Units	501	501	556	649	126	—	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Large Cap Growth Trust (merged into Capital Appreciation Trust eff 4-28-2006)—Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.587	14.925	12.107
Value at End of Year	—	—	—	—	—	—	—	15.370	15.587	14.925
Vision No. of Units	—	—	—	—	—	—	—	410,266	551,641	759,499
NY Vision No. of Units	—	—	—	—	—	—	—	49,250	61,761	70,296
Large Cap Growth Trust (merged into Capital Appreciation Trust eff 4-28-2006)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.285	11.783	9.565
Value at End of Year	—	—	—	—	—	—	—	12.082	12.285	11.783
Vision No. of Units	—	—	—	—	—	—	—	238,553	236,187	213,984
NY Vision No. of Units	—	—	—	—	—	—	—	2,043	4,764	6,627
Large Cap Trust (merged into U.S. Equity Trust eff 4-27-2012)—Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	12.723	18.585	16.611	12.906	—	—	—	—	—	—
Value at End of Year	—	12.723	18.585	16.611	12.906	—	—	—	—	—
Vision No. of Units	—	359,001		—	—	—	—	—	—	—
NY Vision No. of Units	—	7,327	—	—	—	—	—	—	—	—
Large Cap Trust (merged into U.S. Equity Trust eff 4-27-2012)—Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	12.600	13.107	11.736	9.139	15.403	15.464	13.772	12.500	—	—
Value at End of Year	—	12.600	13.107	11.736	9.139	15.403	15.464	13.772	—	—
Vision No. of Units	—	10,664	447,801	492,634	593,912	713,443	3,172	3,940	—	—
NY Vision No. of Units	—	353	9,480	10,151	15,083	16,894	—	—	—	—
Large Cap Value Trust (merged into Equity-Income Trust eff 5-02-2011)—Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	17.029	15.688	24.929	24.329	21.366	18.844	15.764	12.500
Value at End of Year	—	—	18.376	17.029	15.688	24.929	24.329	21.366	18.844	15.764
Vision No. of Units	—	—	33,777	33,977	52,908	90,316	128,608	127,149	73,304	15,171
NY Vision No. of Units	—	—	4,734	3,855	5,653	6,962	8,542	4,356	718	—
Lifestyle Aggressive Trust (formerly Lifestyle Aggressive 1000 Trust)—Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	15.710	17.082	14.913	11.178	19.592	18.351	16.157	14.846	13.005	9.800
Value at End of Year	18.018	15.710	17.082	14.913	11.178	19.592	18.351	16.157	14.846	13.005
Vision No. of Units	257,529	279,147	296,703	316,574	309,019	408,141	530,871	546,126	796,365	834,546
NY Vision No. of Units	6,004	7,199	7,886	11,535	15,357	15,357	18,864	16,949	21,632	20,110
Lifestyle Aggressive Trust (formerly Lifestyle Aggressive 1000 Trust)—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	15.742	17.165	15.034	11.289	19.850	19.754	—	—	—	—
Value at End of Year	18.018	15.742	17.165	15.034	11.289	19.850	—	—	—	—
Vision 2007 No. of Units	10,726	21,257	22,966	28,850	61,553	23,380	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	15.794	17.213	15.069	11.309	19.876	18.641	16.451	15.139	13.262	9.993
Value at End of Year	18.087	15.794	17.213	15.069	11.309	19.876	18.641	16.451	15.139	13.262
Vision No. of Units	14,171	18,896	25,977	26,625	47,159	65,924	73,302	103,371	160,954	68,010
NY Vision No. of Units	12,117	13,342	17,210	21,052	22,233	22,194	23,145	24,542	28,234	15,525
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.441	16.870	14.806	11.140	19.628	19.556	—	—	—	—
Value at End of Year	17.639	15.441	16.870	14.806	11.140	19.628	—	—	—	—
Vision 2007 No. of Units	7,925	7,925	10,593	10,593	10,593	—	—	—	—	—
Lifestyle Balanced Trust (formerly Lifestyle Balanced 640 Trust)—Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	21.218	21.436	19.502	15.163	22.439	21.428	19.323	18.379	16.464	13.501
Value at End of Year	23.345	21.218	21.436	19.502	15.163	22.439	21.428	19.323	18.379	16.464
Vision No. of Units	1,303,252	1,473,293	1,615,041	2,022,902	2,305,253	2,894,254	3,039,265	3,007,734	2,245,687	2,312,644
NY Vision No. of Units	43,884	45,744	59,713	94,045	74,254	85,317	101,319	118,448	127,182	118,939

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Lifestyle Balanced Trust (formerly Lifestyle Balanced 640 Trust)—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	17.484	17.709	16.156	12.595	18.688	18.654	—	—	—	—
Value at End of Year	19.199	17.484	17.709	16.156	12.595	18.688	—	—	—	—
Vision 2007 No. of Units	4,555,578	4,843,189	5,376,283	5,781,337	5,029,737	2,658,693	—	—	—	—
NY Vision 2007 No. of Units	36,658	107,037	83,675	76,514	61,124	25,361	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	17.326	17.540	15.994	12.462	18.483	17.684	15.979	15.209	13.634	11.181
Value at End of Year	19.035	17.326	17.540	15.994	12.462	18.483	17.684	15.979	15.209	13.634
Vision No. of Units	1,466,554	1,892,781	2,028,671	2,391,693	2,858,463	3,456,548	3,977,867	3,988,435	3,896,603	1,398,810
NY Vision No. of Units	47,685	47,639	45,865	46,551	70,135	105,543	122,863	132,808	148,962	138,369
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.150	17.405	15.911	12.428	18.479	18.470	—	—	—	—
Value at End of Year	18.795	17.150	17.405	15.911	12.428	18.479	—	—	—	—
Vision 2007 No. of Units	1,538,477	1,703,716	2,210,206	2,426,963	2,175,362	1,095,605	—	—	—	—
NY Vision 2007 No. of Units	88,201	89,474	95,969	96,289	81,415	46,433	—	—	—	—
Lifestyle Conservative Trust (formerly Lifestyle Conservative 280 Trust)—Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	23.661	23.078	21.501	17.959	21.625	20.865	19.561	19.328	18.097	16.492
Value at End of Year	25.254	23.661	23.078	21.501	17.959	21.625	20.865	19.561	19.328	18.097
Vision No. of Units	552,097	570,910	665,091	565,179	511,989	491,684	509,041	649,214	978,657	788,284
NY Vision No. of Units	8,492	9,316	10,388	12,164	6,019	53,289	7,241	13,790	44,999	88,671
Lifestyle Conservative Trust (formerly Lifestyle Conservative 280 Trust)—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	17.565	17.172	16.043	13.437	16.209	16.073	—	—	—	—
Value at End of Year	18.695	17.565	17.172	16.043	13.437	16.209	—	—	—	—
Vision 2007 No. of Units	2,551,420	3,007,204	3,300,088	3,283,946	1,411,305	551,217	—	—	—	—
NY Vision 2007 No. of Units	15,081	16,278	106,137	88,671	111,867	7,072	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	17.723	17.317	16.043	13.437	16.322	15.779	14.835	14.669	13.744	12.526
Value at End of Year	18.872	17.723	17.317	16.043	13.437	16.322	15.779	14.835	14.669	13.744
Vision No. of Units	808,175	768,143	937,034	939,853	1,140,370	1,091,111	1,224,769	1,475,239	1,572,124	906,925
NY Vision No. of Units	19,618	19,618	19,618	19,618	19,328	6,606	6,606	10,162	10,162	10,886
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.230	16.877	15.800	13.260	16.027	15.914	—	—	—	—
Value at End of Year	18.301	17.230	16.877	15.800	13.260	16.027	—	—	—	—
Vision 2007 No. of Units	769,422	776,953	655,945	685,260	381,523	148,631	—	—	—	—
NY Vision 2007 No. of Units	24,210	24,728	26,243	33,524	31,141	9,185	—	—	—	—
Lifestyle Growth Trust (formerly Lifestyle Growth 820 Trust)—Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	18.896	19.522	17.561	13.394	21.480	20.311	18.192	17.019	15.100	11.850
Value at End of Year	21.163	18.896	19.522	17.561	13.394	21.480	20.311	18.192	17.019	15.100
Vision No. of Units	902,493	959,303	980,749	1,083,072	1,162,768	1,370,515	1,492,173	1,682,350	1,662,034	1,661,216
NY Vision No. of Units	26,218	28,385	29,988	44,525	62,710	64,243	52,975	62,458	113,529	93,799
Lifestyle Growth Trust (formerly Lifestyle Growth 820 Trust)—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	16.700	17.298	15.593	11.930	19.161	19.084	—	—	—	—
Value at End of Year	18.647	16.700	17.298	15.593	11.930	19.161	—	—	—	—
Vision 2007 No. of Units	5,247,651	4,715,937	5,440,166	5,387,373	5,427,605	3,042,759	—	—	—	—
NY Vision 2007 No. of Units	158,533	268,785	274,808	280,163	289,890	205,379	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	16.573	17.158	15.459	11.821	18.977	17.989	16.143	15.124	13.417	10.538
Value at End of Year	18.515	16.573	17.158	15.459	11.821	18.977	17.989	16.143	15.124	13.417
Vision No. of Units	750,061	823,079	882,762	905,164	1,041,486	1,301,870	1,525,517	1,880,873	2,426,711	721,435
NY Vision No. of Units	1,991	2,003	3,071	6,531	7,106	7,797	15,380	12,849	6,730	3,680
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.381	17.001	15.356	11.772	18.946	18.895	—	—	—	—
Value at End of Year	18.254	16.381	17.001	15.356	11.772	18.946	—	—	—	—
Vision 2007 No. of Units	2,610,030	2,615,092	2,669,059	2,796,391	2,735,579	1,053,850	—	—	—	—
NY Vision 2007 No. of Units	211,214	220,464	231,327	244,735	181,468	87,622	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Lifestyle Moderate Trust (formerly Lifestyle Moderate 460 Trust)—Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	22.473	22.326	20.531	16.402	22.009	21.252	19.567	19.098	17.486	15.088
Value at End of Year	24.461	22.473	22.326	20.531	16.402	22.009	21.252	19.567	19.098	17.486
Vision No. of Units	764,337	909,869	989,671	996,887	1,093,264	1,138,387	1,305,781	1,323,108	966,969	947,069
NY Vision No. of Units	11,524	12,667	13,679	16,162	10,672	30,588	40,633	40,520	60,993	50,413
Lifestyle Moderate Trust (formerly Lifestyle Moderate 460 Trust)—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	17.388	17.316	15.955	12.792	17.202	17.191	—	—	—	—
Value at End of Year	18.888	17.388	17.316	15.955	12.792	17.202	—	—	—	—
Vision 2007 No. of Units	1,965,245	2,148,845	2,247,393	2,032,446	1,713,221	768,241	—	—	—	—
NY Vision 2007 No. of Units	21,466	66,972	83,515	69,863	61,975	18,497	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	17.410	17.329	15.955	12.789	17.190	16.631	15.345	15.000	13.734	11.850
Value at End of Year	18.922	17.410	17.329	15.955	12.789	17.190	16.631	15.345	15.000	13.734
Vision No. of Units	742,731	790,487	964,855	1,035,699	1,131,203	1,333,395	1,450,423	1,597,380	1,520,077	696,254
NY Vision No. of Units	5,427	5,421	5,433	5,426	9,426	9,624	19,016	56,039	58,618	57,871
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.056	17.019	15.713	12.623	17.010	17.021	—	—	—	—
Value at End of Year	18.491	17.056	17.019	15.713	12.623	17.010	—	—	—	—
Vision 2007 No. of Units	711,010	743,721	760,220	833,063	676,737	257,953	—	—	—	—
NY Vision 2007 No. of Units	19,120	30,105	30,636	31,321	30,333	15,286	—	—	—	—
Mid Cap Core Trust (merged into Mid Cap Index Trust eff 12-01-2006)—Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.991	15.135	12.500
Value at End of Year	—	—	—	—	—	—	—	17.698	16.991	15.135
Vision No. of Units	—	—	—	—	—	—	—	88,884	92,929	67,285
NY Vision No. of Units	—	—	—	—	—	—	—	814	897	1,699
Mid Cap Index Trust—Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	20.315	21.128	17.050	12.674	20.265	19.164	17.757	16.115	14.145	10.686
Value at End of Year	23.474	20.315	21.128	17.050	12.674	20.265	19.164	17.757	16.115	14.145
Vision No. of Units	106,319	114,301	127,128	144,134	128,990	140,521	164,047	134,915	155,072	161,869
NY Vision No. of Units	3,083	3,189	3,218	3,335	3,546	3,038	4,167	5,408	4,702	7,459
Mid Cap Index Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	18.582	19.378	15.667	11.684	18.724	19.251	—	—	—	—
Value at End of Year	21.427	18.582	19.378	15.667	11.684	18.724	—	—	—	—
Vision 2007 No. of Units	12,708	13,323	18,464	14,661	6,840	4,485	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	19.513	20.338	15.667	12.251	19.623	18.588	17.266	15.701	13.803	10.447
Value at End of Year	22.512	19.513	20.338	15.667	12.251	19.623	18.588	17.266	15.701	13.803
Vision No. of Units	20,424	25,435	29,091	33,016	38,169	45,406	57,009	54,005	70,577	67,822
NY Vision No. of Units	80	89	580	610	4,414	3,999	23,534	23,565	25,633	26,433
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	18.227	19.046	15.429	11.530	18.514	19.060	—	—	—	—
Value at End of Year	20.976	18.227	19.046	15.429	11.530	18.514	—	—	—	—
Vision 2007 No. of Units	262	262	375	625	4,425	136	—	—	—	—
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009)—Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	11.489	12.500	—	—	—	—
Value at End of Year	—	—	—	—	6.531	11.489	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	20,540	3,345	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	11.492	12.500	—	—	—	—
Value at End of Year	—	—	—	—	6.537	11.492	—	—	—	—
Vision No. of Units	—	—	—	—	3,560	371	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	11.473	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	—	—	—
Mid Cap Stock Trust—Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	15.213	17.032	14.068	10.888	19.686	16.197	14.502	12.867	10.990	7.850
Value at End of Year	18.286	15.213	17.032	14.068	10.888	19.686	16.197	14.502	12.867	10.990
Vision No. of Units	262,821	310,346	345,554	395,001	461,092	503,019	582,739	696,997	427,221	395,828
NY Vision No. of Units	16,271	21,619	25,496	32,125	36,857	48,181	63,951	75,954	42,316	43,971
Mid Cap Stock Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	19.126	21.470	17.782	13.802	25.013	22.087	—	—	—	—
Value at End of Year	22.940	19.126	21.470	17.782	13.802	25.013	—	—	—	—
Vision 2007 No. of Units	7,587	10,806	11,245	10,963	13,595	15,676	—	—	—	—
NY Vision 2007 No. of Units	122	122	122	122	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	18.251	20.478	16.952	13.151	23.821	19.635	17.616	15.651	13.400	9.595
Value at End of Year	21.902	18.251	20.478	16.952	13.151	23.821	19.635	17.616	15.651	13.400
Vision No. of Units	68,491	84,296	83,224	103,346	117,564	130,148	169,151	195,743	208,908	151,270
NY Vision No. of Units	6,339	7,030	6,997	7,339	7,382	9,497	12,055	4,524	2,210	3,814
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	18.760	21.102	17.513	13.620	24.733	21.869	—	—	—	—
Value at End of Year	22.457	18.760	21.102	17.513	13.620	24.733	—	—	—	—
Vision 2007 No. of Units	2,747	2,918	2,963	3,044	2,905	1,635	—	—	—	—
NY Vision 2007 No. of Units	9,260	9,260	9,260	9,260	3,947	—	—	—	—	—
Mid Cap Value Trust (merged into Mid Value Trust eff 5-01-2009)—Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	20.077	20.272	18.356	17.278	14.114	11.446
Value at End of Year	—	—	—	—	12.038	20.077	20.272	18.356	17.278	14.114
Vision No. of Units	—	—	—	—	213,745	262,884	319,673	409,690	475,204	466,848
NY Vision No. of Units	—	—	—	—	7,244	9,010	16,743	33,506	34,470	29,242
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	18.767	20.072	18.214	17.182	14.063	11.425
Value at End of Year	—	—	—	—	11.223	18.767	20.072	18.214	17.182	14.063
Vision No. of Units	—	—	—	—	158,020	220,373	273,372	373,347	413,332	335,931
NY Vision No. of Units	—	—	—	—	6,829	8,134	11,732	12,101	12,539	18,429
Mid Value Trust—Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.001	17.110	—	—	—	—	—	—	—	—
Value at End of Year	18.812	16.001	—	—	—	—	—	—	—	—
Vision No. of Units	133,810	155,151	—	—	—	—	—	—	—	—
NY Vision No. of Units	2,646	2,745	—	—	—	—	—	—	—	—
Mid Value Trust—Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	15.917	17.040	14.926	10.417	16.263	16.484	13.959	12.500	—	—
Value at End of Year	18.675	15.917	17.040	14.926	10.417	16.263	16.484	13.959	—	—
Vision No. of Units	89,001	105,441	301,131	341,910	27,104	50,251	41,998	—	—	—
NY Vision No. of Units	2,170	2,838	6,909	11,556	—	289	282	—	—	—
Money Market Trust—Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	12.832	13.035	13.252	13.446	13.433	13.062	12.714	12.590	12.697	12.834
Value at End of Year	12.622	12.832	13.035	13.252	13.446	13.433	13.062	12.714	12.590	12.697
Vision No. of Units	488,748	604,004	656,771	936,976	1,497,725	1,164,520	1,024,212	1,348,979	1,434,944	2,477,371
NY Vision No. of Units	29,311	18,064	25,044	31,419	71,727	66,046	75,237	73,924	84,693	117,896

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Money Market Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	12.219	12.419	12.632	12.838	12.859	12.649	—	—	—	—
Value at End of Year	12.013	12.219	12.419	12.632	12.838	12.859	—	—	—	—
Vision 2007 No. of Units	1,302,806	1,044,484	871,118	1,446,950	2,200,878	693,505	—	—	—	—
NY Vision 2007 No. of Units	7,859	7,855	14,493	40,674	29,208	67,194	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	12.255	12.450	12.632	12.857	12.859	12.540	12.231	12.136	12.264	12.420
Value at End of Year	12.055	12.255	12.450	12.632	12.857	12.859	12.540	12.231	12.136	12.264
Vision No. of Units	381,698	498,097	563,953	748,795	1,039,982	689,415	553,669	670,725	824,056	1,255,532
NY Vision No. of Units	22,577	34,807	30,650	39,130	73,752	58,730	9,590	12,376	16,272	41,698
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.986	12.206	12.440	12.669	12.714	12.524	—	—	—	—
Value at End of Year	11.760	11.986	12.206	12.440	12.669	12.714	—	—	—	—
Vision 2007 No. of Units	282,177	384,569	461,720	619,577	612,416	66,601	—	—	—	—
NY Vision 2007 No. of Units	1,071	2,910	2,910	2,910	11,976	7,802	—	—	—	—
Natural Resources Trust—Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	33.898	43.303	38.342	24.544	51.707	41.756	—	—	—	—
Value at End of Year	33.398	33.898	43.303	38.342	24.544	51.707	—	—	—	—
Vision 2007 No. of Units	10,241	12,722	13,621	17,748	17,150	9,680	—	—	—	—
NY Vision 2007 No. of Units	152	144	450	449	162	2,053	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	34.045	43.469	38.470	24.614	51.827	37.521	31.257	21.702	17.786	12.500
Value at End of Year	33.559	34.045	43.469	38.470	24.614	51.827	37.521	31.257	21.702	17.786
Vision No. of Units	65,006	79,041	85,445	91,960	89,309	166,154	144,402	203,251	147,471	110,351
NY Vision No. of Units	2,834	5,988	7,074	7,260	4,787	6,398	6,283	8,384	2,862	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	33.316	42.644	37.834	24.268	51.227	21.725	—	—	—	—
Value at End of Year	32.758	33.316	42.644	37.834	24.268	51.227	—	—	—	—
Vision 2007 No. of Units	3,501	4,684	4,050	4,175	2,932	1,411	—	—	—	—
NY Vision 2007 No. of Units	3	202	246	326	359	199	—	—	—	—
Overseas Equity Trust (merged into International Value Trust eff 05-03-2010)—Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	11.177	19.658	17.812	15.135	12.500	—	—
Value at End of Year	—	—	—	14.341	11.177	19.658	17.812	15.135	—	—
Vision No. of Units	—	—	—	514	2,658	4,978	8,223	4,463	—	—
NY Vision No. of Units	—	—	—	8,981	700	846	1,119	186	—	—
Overseas Trust (merged into International Value Trust eff 05-01-2005)—Series I Shares (units first credited 01-01-1995)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	11.418	8.071
Value at End of Year	—	—	—	—	—	—	—	—	12.555	11.418
Vision No. of Units	—	—	—	—	—	—	—	—	700,386	873,347
NY Vision No. of Units	—	—	—	—	—	—	—	—	38,366	41,148
Overseas Trust (merged into International Value Trust eff 05-01-2005)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.151	10.010
Value at End of Year	—	—	—	—	—	—	—	—	15.528	14.151
Vision No. of Units	—	—	—	—	—	—	—	—	98,213	50,276
NY Vision No. of Units	—	—	—	—	—	—	—	—	3,700	2,501
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010) Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	8.565	14.516	13.523	12.379	10.008	8.703	6.288
Value at End of Year	—	—	—	11.147	8.565	14.516	13.523	12.379	10.008	8.703
Vision No. of Units	—	—	—	65,196	112,114	127,058	150,011	215,202	180,270	256,807
NY Vision No. of Units	—	—	—	5,294	5,294	5,883	7,728	6,441	6,466	5,592

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010) Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.323	22.619	21.725	—	—	—	—
Value at End of Year	—	—	—	17.282	13.323	22.619	—	—	—	—
Vision 2007 No. of Units	—	—	—	1,846	1,174	977	—	—	—	—
NY Vision 2007 No. of Units	—	—	—	397	276	293	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.412	24.456	22.845	20.938	16.971	14.772	10.687
Value at End of Year	—	—	—	18.705	14.412	24.456	22.845	20.938	16.971	14.772
Vision No. of Units	—	—	—	26,285	27,620	40,266	61,597	145,170	62,438	136,272
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	13.147	22.366	21.510	—	—	—	—
Value at End of Year	—	—	—	17.020	13.147	22.366	—	—	—	—
Vision 2007 No. of Units	—	—	—	3,848	1,820	4,490	—	—	—	—
PIMCO VIT All Asset Portfolio—Class M Shares (units first credited 5-01-2004)
Contracts with no Optional Benefits
Value at Start of Year	17.167	17.167	15.485	12.976	15.738	14.815	14.432	13.849	12.500	—
Value at End of Year	19.357	17.167	17.167	15.485	12.976	15.738	14.815	14.432	13.849	—
Vision No. of Units	110,926	110,718	106,880	107,796	103,923	84,657	121,451	166,206	133,379	—
NY Vision No. of Units	1,201	1,351	1,444	1,015	—	—	—	—	—	—
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008)—Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.916	13.591	12.160	10.458	7.675
Value at End of Year	—	—	—	—	—	13.403	13.916	13.591	12.160	10.458
Vision No. of Units	—	—	—	—	—	17,669	21,640	31,743	28,092	29,363
NY Vision No. of Units	—	—	—	—	—	1,349	1,349	1,724	670	554
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	17.428	17.071	15.305	13.199	9.701
Value at End of Year	—	—	—	—	—	16.766	17.428	17.071	15.305	13.199
Vision No. of Units	—	—	—	—	—	3,059	4,064	8,867	8,412	5,550
NY Vision No. of Units	—	—	—	—	—	573	573	3,565	3,565	3,565
Real Estate Securities Trust—Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	32.321	30.016	23.619	18.447	30.961	37.303	27.458	24.956	19.216	14.039
Value at End of Year	37.275	32.321	30.016	23.619	18.447	30.961	37.303	27.458	24.956	19.216
Vision No. of Units	86,304	98,695	118,594	128,166	157,629	197,798	283,019	322,839	413,969	400,211
NY Vision No. of Units	4,993	5,919	5,921	6,366	7,764	9,058	9,788	12,134	11,992	13,691
Real Estate Securities Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	26.625	24.790	19.566	15.304	25.766	31.654	—	—	—	—
Value at End of Year	30.646	26.625	24.790	19.566	15.304	25.766	—	—	—	—
Vision 2007 No. of Units	5,861	8,259	10,584	9,994	10,139	3,046	—	—	—	—
NY Vision 2007 No. of Units	90	92	104	113	224	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	28.739	26.745	19.566	16.495	25.766	33.503	24.712	22.500	17.360	12.703
Value at End of Year	33.096	28.739	26.745	19.566	16.495	25.766	33.503	24.712	22.500	17.360
Vision No. of Units	26,928	30,477	46,699	52,668	62,339	86,899	121,103	132,641	180,758	136,270
NY Vision No. of Units	1,524	1,194	1,483	1,674	2,727	2,813	2,866	3,055	3,941	7,255
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	26.116	24.366	19.269	15.102	25.477	31.341	—	—	—	—
Value at End of Year	30.001	26.116	24.366	19.269	15.102	25.477	—	—	—	—
Vision 2007 No. of Units	5,372	2,427	3,270	3,491	2,935	2,303	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Real Return Bond Trust—Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	17.834	16.207	15.112	12.893	14.825	13.599	13.798	13.859	12.959	12.500
Value at End of Year	19.046	17.834	16.207	15.112	12.893	14.825	13.599	13.798	13.859	12.959
Vision No. of Units	221,906	235,383	255,189	298,288	346,114	414,976	529,778	669,415	612,969	542,668
NY Vision No. of Units	19,458	22,081	16,115	27,471	16,194	8,261	11,702	17,506	9,481	2,009
Science & Technology Trust—Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	14.549	16.033	13.080	8.084	14.795	12.581	12.121	12.070	12.165	8.223
Value at End of Year	15.805	14.549	16.033	13.080	8.084	14.795	12.581	12.121	12.070	12.165
Vision No. of Units	230,701	288,745	312,478	339,586	390,387	436,962	523,646	725,528	968,741	1,228,091
NY Vision No. of Units	25,798	24,770	29,707	30,099	34,128	39,983	50,775	67,656	79,386	95,288
Science & Technology Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	16.126	17.823	14.574	9.031	16.564	14.638	—	—	—	—
Value at End of Year	17.474	16.126	17.823	14.574	9.031	16.564	—	—	—	—
Vision 2007 No. of Units	1,677	4,173	7,045	5,767	3,824	416	—	—	—	—
NY Vision 2007 No. of Units	493	486	473	491	641	268	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	12.846	14.190	11.598	7.184	13.168	11.225	10.829	10.812	10.906	7.369
Value at End of Year	13.926	12.846	14.190	11.598	7.184	13.168	11.225	10.829	10.812	10.906
Vision No. of Units	36,455	48,067	53,054	52,187	52,656	65,770	60,175	69,235	91,131	70,316
NY Vision No. of Units	329	340	350	387	423	1,317	4,287	4,376	4,517	10,328
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.818	17.518	14.353	8.912	16.378	14.493	—	—	—	—
Value at End of Year	17.106	15.818	17.518	14.353	8.912	16.378	—	—	—	—
Vision 2007 No. of Units	2,682	2,709	3,074	3,207	3,527	2,268	—	—	—	—
NY Vision 2007 No. of Units	—	292	292	292	292	292	—	—	—	—
Short Term Government Income Trust—Series I Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.730	12.592	12.500	—	—	—	—	—	—	—
Value at End of Year	12.672	12.730	12.592	—	—	—	—	—	—	—
Vision No. of Units	304,932	363,560	436,630	—	—	—	—	—	—	—
NY Vision No. of Units	10,383	12,620	13,739	—	—	—	—	—	—	—
Short Term Government Income Trust—Series II Shares (units first credited 05-03-2010)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	12.678	12.572	12.500	—	—	—	—	—	—	—
Value at End of Year	12.589	12.678	12.572	—	—	—	—	—	—	—
Vision 2007 No. of Units	162,217	192,980	230,057	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	12.689	12.577	12.500	—	—	—	—	—	—	—
Value at End of Year	12.605	12.689	12.577	—	—	—	—	—	—	—
Vision No. of Units	153,949	205,850	268,771	—	—	—	—	—	—	—
NY Vision No. of Units	2,680	8,711	9,066	—	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.636	12.556	12.500	—	—	—	—	—	—	—
Value at End of Year	12.521	12.636	12.556	—	—	—	—	—	—	—
Vision 2007 No. of Units	13,581	13,581	14,284	—	—	—	—	—	—	—
Small Cap Growth Trust—Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.882	18.457	—	—	—	—	—	—	—	—
Value at End of Year	19.309	16.882	—	—	—	—	—	—	—	—
Vision No. of Units	74,931	77,977	—	—	—	—	—	—	—	—
NY Vision No. of Units	103	338	—	—	—	—	—	—	—	—
Small Cap Growth Trust—Series II Shares (units first credited 04-29-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	16.826	18.405	15.381	11.638	19.665	18.405	—	—	—	—
Value at End of Year	19.235	16.826	18.405	15.381	11.638	19.665	—	—	—	—
Vision 2007 No. of Units	8,783	11,423	13,080	11,051	22,735	10,546	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Contracts with no Optional Benefits
Value at Start of Year	16.882	18.457	15.417	11.660	19.691	17.597	15.801	12.500	—	—
Value at End of Year	19.309	16.882	18.457	15.417	11.660	19.691	17.597	15.801	—	—
Vision No. of Units	18,045	19,099	95,234	100,512	99,395	85,282	52,526	22,646	—	—
NY Vision No. of Units	1,157	1,157	1,501	1,390	2,907	1,385	1,274	1,107	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.603	18.197	15.238	11.553	19.560	18.332	—	—	—	—
Value at End of Year	18.942	16.603	18.197	15.238	11.553	19.560	—	—	—	—
Vision 2007 No. of Units	274	280	602	653	1,282	150	—	—	—	—
NY Vision 2007 No. of Units	112	112	112	112	—	—	—	—	—	—
Small Cap Index Trust—Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	15.939	16.968	13.651	10.958	16.807	17.467	15.098	14.773	12.801	8.927
Value at End of Year	18.201	15.939	16.968	13.651	10.958	16.807	17.467	15.098	14.773	12.801
Vision No. of Units	17,411	17,664	22,325	21,786	28,756	46,040	71,913	86,101	97,327	146,643
NY Vision No. of Units	1,522	1,533	6,372	1,820	1,831	1,840	3,706	3,715	7,830	6,228
Small Cap Index Trust—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	17.195	18.332	14.780	11.893	18.274	19.027	16.483	16.158	14.025	9.811
Value at End of Year	19.588	17.195	18.332	14.780	11.893	18.274	19.027	16.483	16.158	14.025
Vision No. of Units	13,326	14,786	16,258	21,900	30,780	42,185	57,870	58,758	101,662	77,612
NY Vision No. of Units	2,595	2,600	2,600	2,600	6,327	6,327	25,430	26,111	29,092	29,216
Small Cap Opportunities Trust—Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	20.326	21.338	16.729	12.705	22.322	24.578	22.621	12.500	—	—
Value at End of Year	23.359	20.326	21.338	16.729	12.705	22.322	24.578	22.621	—	—
Vision No. of Units	77,438	84,667	89,184	89,638	99,646	114,247	140,070	—	—	—
NY Vision No. of Units	3,032	3,565	4,028	4,497	5,756	10,529	14,065	—	—	—
Small Cap Opportunities Trust—Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	19.965	21.005	16.518	12.576	22.153	24.976	—	—	—	—
Value at End of Year	22.888	19.965	21.005	16.518	12.576	22.153	—	—	—	—
Vision 2007 No. of Units	4,629	6,321	6,191	2,380	4,400	121	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	20.052	21.086	16.573	12.612	22.205	24.487	22.591	21.342	17.292	12.500
Value at End of Year	22.999	20.052	21.086	16.573	12.612	22.205	24.487	22.591	21.342	17.292
Vision No. of Units	22,293	33,950	35,801	34,949	45,098	48,711	55,347	75,378	17,925	386,109
NY Vision No. of Units	634	662	668	675	683	754	769	1,657	43	43
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	19.622	20.686	16.299	12.434	21.948	24.778	—	—	—	—
Value at End of Year	22.449	19.622	20.686	16.299	12.434	21.948	—	—	—	—
Vision 2007 No. of Units	247	253	259	266	274	—	—	—	—	—
Small Cap Trust (merged into Small Cap Growth Trust eff 11-07-2008)—Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	14.945	14.145	12.500	—	—
Value at End of Year	—	—	—	—	—	14.741	14.945	14.145	—	—
Vision No. of Units	—	—	—	—	—	814	3,074	—	—	—
Small Cap Value Trust—Series II Shares (units first credited 04-29-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	17.810	17.963	14.509	11.495	15.857	17.797	—	—	—	—
Value at End of Year	20.223	17.810	17.963	14.509	11.495	15.857	—	—	—	—
Vision 2007 No. of Units	7,498	9,953	13,211	14,017	13,786	11,767	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	17.870	18.014	14.509	11.516	15.878	16.667	14.234	12.500	—	—
Value at End of Year	20.301	17.870	18.014	14.509	11.516	15.878	16.667	14.234	—	—
Vision No. of Units	68,287	82,805	80,321	77,355	111,047	123,900	142,919	70,587	—	—
NY Vision No. of Units	3,715	6,141	6,484	6,484	6,884	3,918	1,219	807	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.574	17.761	14.374	11.411	15.773	17.726	—	—	—	—
Value at End of Year	19.915	17.574	17.761	14.374	11.411	15.773	—	—	—	—
Vision 2007 No. of Units	707	707	1,168	1,485	1,245	455	—	—	—	—
NY Vision 2007 No. of Units	117	117	117	117	—	—	—	—	—	—
Small Company Blend Trust (merged into Small Cap Opportunities Trust eff 05-01-2005)—Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.134	8.830
Value at End of Year	—	—	—	—	—	—	—	—	12.793	12.134
Vision No. of Units	—	—	—	—	—	—	—	—	352,041	390,632
NY Vision No. of Units	—	—	—	—	—	—	—	—	25,532	27,428
Small Company Blend Trust (merged into Small Cap Opportunities Trust eff 05-01-2005)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.901	9.393
Value at End of Year	—	—	—	—	—	—	—	—	13.582	12.901
Vision No. of Units	—	—	—	—	—	—	—	—	143,207	101,421
NY Vision No. of Units	—	—	—	—	—	—	—	—	2,757	4,236
Small Company Trust (merged into Small Company Value Trust eff 05-01-2009)—Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.922	16.264	15.686	15.045	12.500	—
Value at End of Year	—	—	—	—	8.321	14.922	16.264	15.686	15.045	—
Vision No. of Units	—	—	—	—	4,978	6,319	10,967	43,099	65,843	—
NY Vision No. of Units	—	—	—	—	—	—	—	2,465	—	—
Small Company Value Trust—Series I Shares (units first credited 10-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	23.582	24.198	20.271	16.140	22.495	23.148	20.388	19.365	15.726	11.960
Value at End of Year	26.974	23.582	24.198	20.271	16.140	22.495	23.148	20.388	19.365	15.726
Vision No. of Units	132,140	169,452	191,716	211,102	265,837	342,077	458,561	515,946	649,789	678,625
NY Vision No. of Units	6,231	7,529	7,873	10,029	12,698	14,987	20,025	33,106	31,471	30,890
Small Company Value Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	19.695	20.275	17.022	13.582	18.982	20.624	—	—	—	—
Value at End of Year	22.481	19.695	20.275	17.022	13.582	18.982	—	—	—	—
Vision 2007 No. of Units	8,331	7,029	6,569	8,370	16,769	13,573	—	—	—	—
NY Vision 2007 No. of Units	442	442	442	442	569	442	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	22.293	22.938	17.022	13.582	18.982	22.113	19.512	18.576	15.116	11.506
Value at End of Year	25.459	22.293	22.938	17.022	13.582	18.982	22.113	19.512	18.576	15.116
Vision No. of Units	56,061	61,294	70,398	87,312	102,589	130,918	166,052	200,765	270,708	213,791
NY Vision No. of Units	5,103	5,173	5,734	5,810	6,941	7,301	7,999	4,935	6,101	5,731
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	19.319	19.928	16.764	13.403	18.769	20.420	—	—	—	—
Value at End of Year	22.007	19.319	19.928	16.764	13.403	18.769	—	—	—	—
Vision 2007 No. of Units	629	629	629	1,140	1,717	516	—	—	—	—
Smaller Company Growth Trust—Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	14.751	16.143	13.124	12.500	—	—	—	—	—	—
Value at End of Year	16.862	14.751	16.143	13.124	—	—	—	—	—	—
Vision No. of Units	64,459	64,969	79,139	100,283	—	—	—	—	—	—
NY Vision No. of Units	5,015	5,205	7,571	7,740	—	—	—	—	—	—
Smaller Company Growth Trust—Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	14.688	16.107	13.115	12.500	—	—	—	—	—	—
Value at End of Year	16.755	14.688	16.107	13.115	—	—	—	—	—	—
Vision No. of Units	8,135	9,385	12,073	13,972	—	—	—	—	—	—
NY Vision No. of Units	927	932	940	966	—	—	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Special Value Trust (merged into Small Cap Value Trust eff 11-09-2007)—Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	19.101	18.440	15.630	12.500
Value at End of Year	—	—	—	—	—	—	20.779	19.101	18.440	15.630
Vision No. of Units	—	—	—	—	—	—	10,056	12,406	11,213	3,281
NY Vision No. of Units	—	—	—	—	—	—	267	304	3,130	—
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010)—Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	17.056	20.662	21.040	19.980	19.778	18.851	16.943
Value at End of Year	—	—	—	20.704	17.056	20.662	21.040	19.980	19.778	18.851
Vision No. of Units	—	—	—	345,736	353,337	481,048	546,559	624,802	678,695	905,492
NY Vision No. of Units	—	—	—	9,627	10,586	11,901	11,877	18,177	17,846	20,535
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010)—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.914	15.693	16.185	—	—	—	—
Value at End of Year	—	—	—	15.632	12.914	15.693	—	—	—	—
Vision 2007 No. of Units	—	—	—	56,993	53,998	49,086	—	—	—	—
NY Vision 2007 No. of Units	—	—	—	—	3,429	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.145	15.965	16.274	15.482	15.364	14.681	13.217
Value at End of Year	—	—	—	15.920	13.145	15.965	16.274	15.482	15.364	14.681
Vision No. of Units	—	—	—	59,018	63,869	97,125	133,939	155,905	172,556	119,914
NY Vision No. of Units	—	—	—	1,001	1,690	2,227	3,711	1,534	2,741	7,311
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	12.743	15.517	16.025	—	—	—	—
Value at End of Year	—	—	—	15.395	12.743	15.517	—	—	—	—
Vision 2007 No. of Units	—	—	—	4,877	3,774	1,013	—	—	—	—
Strategic Growth Trust (merged into U.S. Global Leaders Growth Trust eff 05-01-2005)—Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	9.626	7.714
Value at End of Year	—	—	—	—	—	—	—	—	10.089	9.626
Vision No. of Units	—	—	—	—	—	—	—	—	75,610	90,545
NY Vision No. of Units	—	—	—	—	—	—	—	—	11,944	14,290
Strategic Growth Trust (merged into U.S. Global Leaders Growth Trust eff 05-01-2005)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	11.546	9.271
Value at End of Year	—	—	—	—	—	—	—	—	12.069	11.546
Vision No. of Units	—	—	—	—	—	—	—	—	72,903	88,597
NY Vision No. of Units	—	—	—	—	—	—	—	—	3,936	5,103
Strategic Income Opportunities Trust—Series I Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits
Value at Start of Year	18.244	18.179	12.500	—	—	—	—	—	—	—
Value at End of Year	20.251	18.244	18.179	—	—	—	—	—	—	—
Vision No. of Units	308,438	343,212	373,346	—	—	—	—	—	—	—
NY Vision No. of Units	9,366	6,683	7,413	—	—	—	—	—	—	—
Strategic Income Opportunities Trust (formerly Strategic Income Trust)—Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	18.205	18.164	15.985	12.853	14.323	13.798	13.505	13.461	12.500	—
Value at End of Year	20.163	18.205	18.164	15.985	12.853	14.323	13.798	13.505	13.461	—
Vision No. of Units	51,335	55,495	59,150	29,213	22,756	32,340	29,067	28,490	18,868	—
NY Vision No. of Units	333	492	700	766	—	—	—	—	—	—
Strategic Opportunities Trust (merged into Large Cap Trust eff 04-27-2007)—Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	19.699	18.251	16.521	13.347
Value at End of Year	—	—	—	—	—	—	21.734	19.699	18.251	16.521
Vision No. of Units	—	—	—	—	—	—	590,077	723,177	994,683	1,251,548
NY Vision No. of Units	—	—	—	—	—	—	15,145	20,496	30,188	33,632

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Strategic Opportunities Trust (merged into Large Cap Trust eff 04-27-2007)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	11.711	10.868	9.831	7.957
Value at End of Year	—	—	—	—	—	—	12.893	11.711	10.868	9.831
Vision No. of Units	—	—	—	—	—	—	22,044	27,471	49,131	31,815
NY Vision No. of Units	—	—	—	—	—	—	1,476	5,326	5,580	5,626
Strategic Value Trust (formerly Capital Opportunities Trust) (merged into Large Cap Value Trust eff 12-01-2006)—Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.139	9.599	7.578
Value at End of Year	—	—	—	—	—	—	—	10.925	11.139	9.599
Vision No. of Units	—	—	—	—	—	—	—	61,712	100,919	93,899
NY Vision No. of Units	—	—	—	—	—	—	—	3,591	4,728	4,728
Strategic Value Trust (formerly Capital Opportunities Trust) (merged into Large Cap Value Trust eff 12-01-2006)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.676	11.804	9.326
Value at End of Year	—	—	—	—	—	—	—	13.382	13.676	11.804
Vision No. of Units	—	—	—	—	—	—	—	55,784	60,859	39,615
NY Vision No. of Units	—	—	—	—	—	—	—	5,304	5,983	6,227
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012)—Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	15.035	14.306	12.500	—	—	—	—	—	—	—
Value at End of Year	—	15.035	14.306	—	—	—	—	—	—	—
Vision No. of Units	—	31,774	111	—	—	—	—	—	—	—
Total Bond Market Trust B—Series II Shares (units first credited 11-02-2012)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.450	—	—	—	—	—	—	—	—	—
Vision 2007 No. of Units	90,375	—	—	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.451	—	—	—	—	—	—	—	—	—
Vision No. of Units	13,917	—	—	—	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.446	—	—	—	—	—	—	—	—	—
Vision 2007 No. of Units	15,231	—	—	—	—	—	—	—	—	—
Total Return Trust—Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	21.882	21.407	20.218	18.094	17.901	16.776	16.462	16.331	15.819	15.314
Value at End of Year	23.348	21.882	21.407	20.218	18.094	17.901	16.776	16.462	16.331	15.819
Vision No. of Units	498,407	591,528	688,404	788,242	781,401	760,354	845,052	972,495	1,165,555	1,795,491
NY Vision No. of Units	58,247	64,025	68,712	95,300	111,330	121,703	136,348	177,878	199,361	240,864
Total Return Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	18.613	18.255	17.288	15.512	15.378	14.586	—	—	—	—
Value at End of Year	19.814	18.613	18.255	17.288	15.512	15.378	—	—	—	—
Vision 2007 No. of Units	310,718	296,506	337,833	396,406	150,983	49,600	—	—	—	—
NY Vision 2007 No. of Units	138	134	141	132	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	18.742	18.372	17.288	15.512	15.378	14.511	14.264	14.182	13.770	13.349
Value at End of Year	19.961	18.742	18.372	17.288	15.512	15.378	14.511	14.264	14.182	13.770
Vision No. of Units	402,453	474,291	553,678	488,641	505,682	582,546	658,441	824,605	969,110	1,359,474
NY Vision No. of Units	8,060	9,006	12,472	15,960	19,388	32,816	41,149	50,257	49,665	61,467
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	18.258	17.943	17.026	15.307	15.206	14.441	—	—	—	—
Value at End of Year	19.397	18.258	17.943	17.026	15.307	15.206	—	—	—	—
Vision 2007 No. of Units	14,877	16,076	19,988	26,937	18,291	7,217	—	—	—	—
NY Vision 2007 No. of Units	682	682	682	682	—	—	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Total Stock Market Index Trust—Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	11.500	11.659	10.114	7.979	12.917	12.487	11.010	10.590	9.635	7.504
Value at End of Year	13.065	11.500	11.659	10.114	7.979	12.917	12.487	11.010	10.590	9.635
Vision No. of Units	25,619	29,707	32,350	43,296	39,535	61,908	85,751	79,622	108,384	120,058
NY Vision No. of Units	—	393	393	393	393	393	393	1,866	1,863	5,603
Total Stock Market Index Trust—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	14.772	14.993	13.040	10.315	16.723	16.195	14.305	13.795	12.568	9.805
Value at End of Year	16.740	14.772	14.993	13.040	10.315	16.723	16.195	14.305	13.795	12.568
Vision No. of Units	14,576	15,436	16,455	21,540	22,060	29,984	60,002	72,137	135,070	108,336
NY Vision No. of Units	—	—	—	—	866	1,048	1,196	1,961	1,945	1,927
U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-2008)—Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	25.480	23.726	23.640	22.510	18.078
Value at End of Year	—	—	—	—	—	25.379	25.480	23.726	23.640	22.510
Vision No. of Units	—	—	—	—	—	1,394,051	1,716,724	2,255,000	2,849,732	3,488,121
NY Vision No. of Units	—	—	—	—	—	74,087	102,210	137,626	165,732	190,668
U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-2008)—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.331	12.434	12.412	11.844	9.525
Value at End of Year	—	—	—	—	—	13.242	13.331	12.434	12.412	11.844
Vision No. of Units	—	—	—	—	—	154,469	207,483	254,272	308,371	306,516
NY Vision No. of Units	—	—	—	—	—	10,391	10,980	11,788	12,556	13,305
U.S. Equity Trust—Series I Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.703	—	—	—	—	—	—	—	—	—
Vision No. of Units	376,917	—	—	—	—	—	—	—	—	—
NY Vision No. of Units	7,486	—	—	—	—	—	—	—	—	—
U.S. Equity Trust—Series II Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.682	—	—	—	—	—	—	—	—	—
Vision No. of Units	11,206	—	—	—	—	—	—	—	—	—
NY Vision No. of Units	403	—	—	—	—	—	—	—	—	—
U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 04-25-2008)—Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.970	12.951	12.500	—	—
Value at End of Year	—	—	—	—	—	13.219	12.970	12.951	—	—
Vision No. of Units	—	—	—	—	—	32,480	45,699	—	—	—
NY Vision No. of Units	—	—	—	—	—	3,669	8,312	—	—	—
U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 04-25-2008)—Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.943	12.964	13.067	12.500	—
Value at End of Year	—	—	—	—	—	13.175	12.943	12.964	13.067	—
Vision No. of Units	—	—	—	—	—	24,049	26,625	50,349	5,656	—
NY Vision No. of Units	—	—	—	—	—	1,276	2,317	2,366	—	—
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010)—Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.905	16.401	16.166	15.744	15.756	15.570	15.559
Value at End of Year	—	—	—	16.957	15.905	16.401	16.166	15.744	15.756	15.570
Vision No. of Units	—	—	—	397,264	539,744	525,434	590,154	763,363	962,657	1,408,466
NY Vision No. of Units	—	—	—	13,831	18,798	20,939	31,156	39,286	70,801	90,200

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010)—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.210	13.661	13.645	—	—	—	—
Value at End of Year	—	—	—	14.055	13.210	13.661	—	—	—	—
Vision 2007 No. of Units	—	—	—	327,463	176,397	55,693	—	—	—	—
NY Vision 2007 No. of Units	—	—	—	1,613	1,613	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.376	13.826	13.658	13.326	13.353	13.219	13.228
Value at End of Year	—	—	—	14.055	13.376	13.826	13.658	13.326	13.353	13.219
Vision No. of Units	—	—	—	376,768	329,105	374,395	399,555	579,790	772,405	817,372
NY Vision No. of Units	—	—	—	7,920	7,773	13,713	15,314	16,879	19,027	26,399
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	13.036	13.508	13.510	—	—	—	—
Value at End of Year	—	—	—	13.842	13.036	13.508	—	—	—	—
Vision 2007 No. of Units	—	—	—	37,272	27,935	22,804	—	—	—	—
NY Vision 2007 No. of Units	—	—	—	—	4,991	—	—	—	—	—
U.S. High Yield Bond Trust (merged into High Yield Trust eff 11-08-2010)—Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	10.859	13.984	13.846	12.859	12.500	—	—
Value at End of Year	—	—	—	15.635	10.859	13.984	13.846	12.859	—	—
Vision No. of Units	—	—	—	10,094	6,373	6,133	5,065	822	—	—
NY Vision No. of Units	—	—	—	1,134	—	—	154	187	—	—
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009)—Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.592	14.886	13.676	13.139	12.211	9.057
Value at End of Year	—	—	—	—	8.771	14.592	14.886	13.676	13.139	12.211
Vision No. of Units	—	—	—	—	497,451	618,638	787,362	981,507	1,336,775	1,097,511
NY Vision No. of Units	—	—	—	—	43,495	48,707	58,717	71,437	80,467	78,313
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009)—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.745	16.742	—	—	—	—
Value at End of Year	—	—	—	—	9.442	15.745	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	4,190	4,769	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.014	15.345	14.136	13.592	12.664	9.419
Value at End of Year	—	—	—	—	9.008	15.014	15.345	14.136	13.592	12.664
Vision No. of Units	—	—	—	—	131,848	160,834	191,020	230,810	275,089	259,758
NY Vision No. of Units	—	—	—	—	8,183	9,392	9,682	12,263	13,512	16,553
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	15.568	16.576	—	—	—	—
Value at End of Year	—	—	—	—	9.317	15.568	—	—	—	—
Vision 2007 No. of Units	—	—	—	—	3,452	2,663	—	—	—	—
Ultra Short Term Bond Trust—Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.193	12.405	12.500	—	—	—	—	—	—	—
Value at End of Year	12.036	12.193	12.405	—	—	—	—	—	—	—
Vision No. of Units	66,837	85,993	25,958	—	—	—	—	—	—	—
NY Vision No. of Units	195	1,020	—	—	—	—	—	—	—	—
Utilities Trust—Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	20.285	19.336	17.255	13.113	21.730	17.341	13.457	11.710	9.199	6.952
Value at End of Year	22.675	20.285	19.336	17.255	13.113	21.730	17.341	13.457	11.710	9.199
Vision No. of Units	33,861	42,430	45,047	45,800	64,016	83,082	92,601	121,641	128,239	57,845
NY Vision No. of Units	2,788	3,772	4,030	3,990	5,049	5,623	7,166	4,052	3,011	3,492

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Utilities Trust—Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	28.725	27.401	24.516	18.674	30.990	24.790	19.271	16.808	13.223	10.013
Value at End of Year	32.027	28.725	27.401	24.516	18.674	30.990	24.790	19.271	16.808	13.223
Vision No. of Units	6,711	7,840	12,069	16,397	30,361	53,700	59,353	96,683	85,644	61,469
NY Vision No. of Units	220	220	220	1,136	1,136	569	399	399	—	—
Value Trust—Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	27.494	27.680	23.025	16.580	28.509	26.785	22.495	20.317	17.934	13.139
Value at End of Year	31.754	27.494	27.680	23.025	16.580	28.509	26.785	22.495	20.317	17.934
Vision No. of Units	117,736	146,557	164,983	183,219	219,717	284,170	349,612	430,203	593,567	646,951
NY Vision No. of Units	6,850	6,922	7,385	6,894	8,828	9,896	11,959	19,942	29,145	30,755
Value Trust—Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	19.470	19.639	16.379	11.833	20.386	20.538	—	—	—	—
Value at End of Year	22.428	19.470	19.639	16.379	11.833	20.386	—	—	—	—
Vision 2007 No. of Units	6,125	4,886	6,292	14,150	11,460	7,635	—	—	—	—
NY Vision 2007 No. of Units	—	186	186	291	291	515	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	19.809	19.971	16.379	12.021	20.700	19.486	16.399	14.838	13.114	9.619
Value at End of Year	22.831	19.809	19.971	16.379	12.021	20.700	19.486	16.399	14.838	13.114
Vision No. of Units	12,390	15,011	23,242	31,001	47,483	62,753	69,477	104,732	146,675	105,467
NY Vision No. of Units	1,124	1,212	1,329	1,488	937	937	1,202	4,824	4,824	5,811
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	19.098	19.302	16.130	11.676	20.158	20.335	—	—	—	—
Value at End of Year	21.956	19.098	19.302	16.130	11.676	20.158	—	—	—	—
Vision 2007 No. of Units	2,709	2,709	2,709	2,709	2,709	2,709	—	—	—	—
NY Vision 2007 No. of Units	266	266	266	266	—	—	—	—	—	—

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For Contracts issued in a state/jurisdiction other than the State of New York:

Venture Vision® SAI

John Hancock Annuities Service Center

P.O. Box 55444

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Venture Vision® NY SAI

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P.O. Box 55445

Boston, MA 02205-5445

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